UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      June 16, 1998
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                           DATASTREAM SYSTEMS, INC.
                           ------------------------

            (Exact name of Registrant as specified in Its Charter)


 DELAWARE                     0-25590                           57-0813674
 -------------------------------------------------------------------------
(State of                       (Commission                   (IRS Employer
Incorporation)                   File Number)            Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                          29605
------------------------------------------------------------------
(Address of principle executive offices)                    (Zip Code)


(Telephone number of registrant)        (864) 422-5001
------------------------------------------------------


                               NOT APPLICABLE
                               --------------
 (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 5.  OTHER EVENTS

            On June 16, 1998, Datastream Systems, Inc., a Delaware corporation (the "Registrant") entered into a Share Purchase Agreement to acquire all the capital stock of Strategic Information Systems PTE. Ltd., a Singapore corporation headquartered in Singapore ("SIS"). SIS, founded in
1990, is a provider of computerized maintenance management software specialized for vertical markets that are asset-intensive, such as utilities and petrochemicals industries. SIS's primary product, Pacer, written in Powerbuilder using Oracle 7 provides a state-of-the-art enterprise system with cross platform capabilities. In consideration of the acquisition and pursuant to the Share Purchase Agreement, the Registrant delivered to the stockholders of SIS approximately $6,500,000, comprised of 88,652 shares of the Registrant's Common Stock, $.01 par value per share (the "Common Stock"), and approximately $4,575,000 in cash. The acquisition consideration to acquire the business of SIS was determined as a result of arm's length negotiations between unrelated parties. The Company used proceeds from its initial public offering in April 1995 and its secondary offering in October 1995 to fund the acquisition.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)             Financial Statements.

            Not applicable.

         (b)             Pro Forma Financial Information.

            Not applicable.

         (c)              Exhibits.

            The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No. Description of Exhibit

     2.1    Share  Purchase  Agreement,   dated  as  of  June  16,  1998,  by
            and  among Datastream   Systems,   Inc.,   Sikasso   PTE.   Ltd.,
            and the stockholders of Strategic Information Systems PTE. Ltd. listed on the signature pages thereto.

     4.1 Escrow Agreement, dated as of June 16, 1998, by and among Datastream Systems, Inc., Sikasso PTE. Ltd., the stockholders of Strategic Information Systems PTE. Ltd. listed on the signature pages thereto and Hunton & Williams, as Escrow Agent.

ITEM 9.  SALE OF SECURITIES PURSUANT TO REGULATION S.

            As a portion of the consideration for the acquisition of all of the capital stock and equity interests of SIS, on June 16, 1998, the Company issued 88,652 shares of its Common Stock to the SIS stockholders. The shares of Common Stock were issued without registration pursuant to the exemption provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The Company claims this exemption from registration on the basis that the issuance was made
(i) in an "offshore transaction" to persons each of whom are not a "U.S. person" as defined in Rule 902 of Regulation S, (ii) the Company and its affiliates and any agent acting on behalf of the Company or its affiliates did not engage in any "directed selling efforts" as defined in Rule 902 of Regulation S, (iii) "Offering Restrictions" as defined by Rule 902 of
Regulation S were, to the extent applicable, implemented by the Company, and (iv) all of the shares of Common Stock issued to the SIS stockholders are subject to the restriction that they may not be traded after the date of issuance until the expiration of the Regulation S holding period and bear a legend to such effect. The Company also claims an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, because the shares of Common Stock were issued to a small number of persons in a transaction that did not involve any public offering.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATASTREAM SYSTEMS, INC.


Date:  June 25, 1998                         By:  /s/ Daniel H. Christie
------------------------------------------------------------------------
                                             Daniel H. Christie
                                             Chief Financial Officer

                                EXHIBIT INDEX


Exhibit No. Description of Exhibit

     2.1    Share  Purchase  Agreement,   dated  as  of  June  16,  1998,  by
            and  among Datastream   Systems,   Inc.,   Sikasso   PTE.   Ltd.,
            and the stockholders of Strategic Information Systems PTE. Ltd. listed on the signature pages thereto.

     4.1 Escrow Agreement, dated as of June 16, 1998, by and among Datastream Systems, Inc., Sikasso PTE. Ltd., the stockholders of Strategic Information Systems PTE. Ltd. listed on the signature pages thereto and Hunton & Williams, as Escrow Agent.

EXHIBIT 2.1






                           SHARE PURCHASE AGREEMENT



                                 by and among



                           DATASTREAM SYSTEMS, INC.
                               ("Datastream"),



                               SIKASSO PTE LTD



                                     and



         THE STOCKHOLDERS OF STRATEGIC INFORMATION SYSTEMS PTE. LTD.
                     LISTED ON THE SIGNATURE PAGES HERETO
                           (the "SIS Stockholders")

                         DATED AS OF 16 JUNE 1998

                                 TABLE OF CONTENTS
                                                                          Page

      ARTICLE I  DEFINITIONS.................................................1

      ARTICLE II SHARE PURCHASE..............................................7
         2.1 Performance of Agreement........................................7
         2.2 Sale and Purchase of SIS Capital Stock..........................7
         2.3 Board Resignations..............................................8

      ARTICLE III THE CLOSING................................................8
         3.1 Location, Time, Etc.............................................8
         3.2 Transactions at the Closing.....................................8

      ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SIS STOCKHOLDERS.....11
         4.1 Authorization, Etc.............................................11
         4.2 No Consent Required............................................11
         4.3 Litigation Relating to the Agreement...........................12
         4.4 U.S. Status....................................................12
         4.5 Other Claims...................................................12
         4.6 Capitalization.................................................12
         4.7 Corporate Organization.........................................13
         4.8 Intentionally Omitted............................................
         4.9 Noncontravention...............................................12
         4.10 Litigation....................................................13
         4.11 Bankruptcy or Liquidation Proceedings.........................13
         4.12 Certain Contracts.............................................13
         4.13 Financial Statements..........................................14
         4.14 No Other Charges..............................................14
         4.15 Property......................................................15
         4.16 Permits.......................................................15
         4.17 No Illegal Acts...............................................15
         4.18 Prior Issuances...............................................15
         4.19 Taxes.........................................................17
               15
         4.20 Intellectual Property.........................................16
         4.21 Product Warranty and Liability................................17
         4.22 Pension Matters...............................................18
         4.23 Accounting Practices..........................................19
         4.24 Labor and Employment Matters..................................19
         4.25 Intentionally Omitted.........................................20
         4.26 Fees and Expenses.............................................20
         4.27 Certain Payments..............................................20
         4.28 Accounts Payable..............................................20

      ARTICLE V REPRESENTATIONS AND WARRANTIES OF DATASTREAM................22
         5.1 Organization; Good Standing; Qualification and Power...........22
         5.2 Authority......................................................21
         5.3 Noncontravention...............................................21
         5.4 SEC Documents..................................................22
         5.5 Capitalization.................................................22
         5.6 No Calamities..................................................22
         5.7 No Changes.....................................................22
         5.8 Stock Issuance.................................................24
         5.9 Financial Statements...........................................23
         5.10 Internal Controls.............................................23
         5.11 Indemnity to Guarantors.......................................23

      ARTICLE VI ADDITIONAL COVENANTS AND AGREEMENTS........................24
         6.1 Expenses.......................................................24
         6.2 Agreement to Cooperate.........................................24
         6.3 Public Statements..............................................24
         6.4 Release........................................................24
         6.5 Amounts Payable By SIS Stockholders............................24
         6.6 Intentionally Omitted..........................................24
         6.7 Resale Restrictions............................................24
         6.8 Removal of Regulation S Legend.................................24
         6.9 Intentionally Omitted..........................................25
         6.10 KPMG Audit....................................................25


      ARTICLE VII SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND
                    INDEMNIFICATION.........................................25
         7.1 Survival of Representations and Warranties.....................25
         7.2 Obligation of SIS Stockholders to Indemnify....................26
         7.3 Obligations of Datastream and AqSub to Indemnify...............26
         7.4 Conditions of Indemnification with Respect to Third Party
               Claims.......................................................26
         7.5 US$250,000 Floor...............................................27
         7.6 Reduction for Certain Benefits.................................27
         7.7 No Release for Fraud, Ownership Representations................27
         7.8 Subrogation Rights.............................................27
         7.9 Establishment of Escrow; Indemnification Not Limited...........27
         7.10 Interest......................................................28

      ARTICLE VIII STOCKHOLDERS' REPRESENTATIVE.............................28
         8.1 Appointment; Acceptance........................................28
         8.2 Authority......................................................28
         8.3 Actions........................................................29
         8.4 Successors.....................................................29
         8.5 Effectiveness..................................................29

         8.6 Indemnification................................................29

      ARTICLE IX NON COMPETITION ...........................................29
         9.1 Restrictions...................................................29
         9.2 Severable......................................................30
         9.3 Provisions Reasonable..........................................30

      ARTICLE X GENERAL PROVISIONS..........................................30
         10.1 Amendment.....................................................30
         10.2 Extension; Waiver.............................................31
         10.3 Entire Agreement..............................................31
         10.4 Severability..................................................31
         10.5 Notices.......................................................31
         10.6 Headings......................................................33
         10.7 Counterparts..................................................33
         10.8 Benefits; Assignment..........................................33
         10.9 Governing Law; Arbitration....................................33
         10.10 Language of Agreement........................................34
         10.11 Contractual Currency.........................................34
         10.12 Agent for Service............................................34
         10.13 Construction.................................................34

                          SHARE PURCHASE AGREEMENT
                                BY AND AMONG
                          DATASTREAM SYSTEMS, INC.,
                               SIKASSO PTE LTD
                                     AND
         THE STOCKHOLDERS OF STRATEGIC INFORMATION SYSTEMS PTE. LTD.
                    LISTED ON THE SIGNATURE PAGES HERETO


      THIS SHARE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of this 16 day of June, 1998, by and among Datastream Systems, Inc., a Delaware corporation ("Datastream"), Sikasso Pte Ltd., a corporation organized and existing under the laws of The Republic of Singapore and a wholly owned subsidiary of Datastream ("AqSub"), and the stockholders of SIS listed on the signature pages hereto (hereinafter referred to individually as an "SIS Stockholder" and collectively as the "SIS Stockholders").

      The parties hereto have agreed that AqSub will purchase all of the issued and outstanding ordinary capital stock of SIS from the SIS Stockholders upon the terms and conditions set forth herein (the "Transaction"). The parties hereto desire to make this Agreement for the purpose of setting forth certain representations, warranties, covenants, conditions and indemnities in connection with the Transaction.

      THEREFORE,   in  consideration  of  the  mutual   representations,
warranties, covenants, conditions and indemnities contained herein, the parties hereto agree as follows:

                         ARTICLE I DEFINITIONS
                              DEFINITIONS

      The following capitalized terms used in this Agreement shall have the meanings set forth below:

      1.1 "Affiliate" means, with respect to a specific Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

      1.2 "AqSub" means SIKASSO PTE LTD a corporation organized and existing under the laws of The Republic of Singapore..

      1.3 "Business Day" means any day, other than a Saturday, Sunday or legal holiday on which banks are permitted to close in either Greenville, South Carolina or Singapore.

      1.2 "Cash Consideration" means S$7,690,728 the aggregate amount of cash (less the deposit of US$100,000 paid to the Stakeholder on 12 June 1998 pursuant to the letter of intent dated 4 June 1998 and accepted on 9 June 1998) to be delivered by AqSub to the SIS Stockholders at the Closing to be converted into US$ and applying the exchange rate of US$1.00 to S$1.681.

      1.3 "Claim" or "Claims" shall mean any suit, demand, claim, action or cause of action, assessment, loss, damage, liability, proceeding, arbitration, investigation, cost or expense described in
Article VII hereof.

      1.4   "Closing"   means   the   closing   of   the    transactions
contemplated by this Agreement.

      1.5 "Closing Date" means 16 June 1998 (or such other date as the parties shall mutually agree to), the date on which the Closing shall occur.

      1.6 "Convertible Securities" means any option, warrant, convertible note or debenture, right to purchase or other instrument or agreement representing a right to acquire any capital stock or other equity interest in SIS.

      1.7 "Datastream" means Datastream Systems, Inc., a Delaware corporation.

      1.8 "Datastream Common Stock" means the shares of common stock, $.01 par value per share, of Datastream.

      1.9   "DGCL" means the Delaware General Corporation Law.

      1.10  "Escrow Agent" means Hunton & Williams.

      1.11 "Escrow Agreement" means the Escrow Agreement referred to in Section 7.9 hereof, in the form attached hereto as Exhibit A.

      1.12 "Escrow Shares" means 29,566 shares of Datastream Common Stock (otherwise comprising a portion of the Stock Consideration) to be deposited in escrow pursuant to the Escrow Agreement in the respective amounts for each SIS Stockholder set forth on Schedule 2.2.

      1.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      1.14 "Financial Statements" means (a) the audited accounts of SIS for the period ending February 28, 1997 comprising of the directors' report, accounts and the notes to the account; (b) the unaudited management accounts of SIS for the period from 1 March 1997 to 28 February 1998; (c) the unaudited management accounts of SIS for the period from 1 March 1998 to 30 April 1998; and (d) an estimate (to be presented in the same format as the unaudited management accounts for the period from 1 March 1998 to 30 April 1998) of the financial status of SIS for the for the period from 1 May 1998 to 31 May 1998.

      1.15 "Governmental Authority" means any court, administrative agency, commission or other governmental authority or instrumentality, local, state or federal, of any domestic or foreign government.

      1.16 "Indemnified Party" shall have the meaning ascribed to such term in Section 7.4 hereof.

      1.17 "Indemnifying Party" shall have the meaning ascribed to such term in Section 7.4 hereof.

      1.18 "Intellectual Property" means all intellectual property and the rights thereto, whether owned or used by SIS or one of its Affiliates or licensed from another party to SIS or one of its Affiliates, whether existing under the laws of The Republic of Singapore, the United States of America or any other jurisdiction, including, without limitation:

            (a) patents, patent applications, patent rights, patent disclosures and improvements thereto;

            (b)   trademarks,  trade names,  trade designs,  trade dress
logos,   service   marks,   corporate   names  and   registrations   and
applications for registrations thereof;

            (c)   copyrights;

            (d) computer software (including without limitation the source code for any such software), data and documentation (related to the computer software) ;

            (e) trade secrets and confidential business information, including without limitation, customer lists, ideas, formulae, inventions (whether patentable or not and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, development and other tools, proposals, technical data, copyrightable works of authorship, financial, marketing and business data, pricing and cost information, business and marketing plans, proprietary processes, techniques and formulae;

            (f)   other proprietary rights; and

            (g) all documentation and tangible embodiments thereof (in whatever form or medium) constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

      1.19 "Law" or "Laws" means any federal, state, local, municipal, foreign, international, multi-national or other judicial or administrative order, judgment, injunction, decree, constitution, law, ordinance, common law, rule, regulation, statute or treaty.

      1.20 "Liability" means any and all direct or indirect demands, claims, payments, obligations, recoveries, deficiencies, fines, penalties, interest, assessments, actions, causes of action, suits, losses, liabilities, costs, expenses (including without limitation, interest, penalties and reasonable attorneys' fees and expenses, including attorneys' fees and expenses necessary to enforce rights to indemnification hereunder, and consultant's or arbitrator's fees and other costs of defense or investigation), and interest on any amount payable to a third party as a result of the foregoing, whether accrued, absolute, actual, contingent, known, unknown.

      1.21 "Lien" means any mortgage, charge, pledge, lien, claim, option, right to acquire, right of conversion or other form of security or encumbrance of any kind or nature whatsoever, on, over or affecting the subject assets, property or securities.

      1.22 "Memorandum and Articles of Association" of a corporation incorporated in The Republic of Singapore or Brunei means the Memorandum and Articles of Incorporation of such corporation, as amended through the date hereof.

      1.23 "Material" or "material" means any event, change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of an entity that a reasonable investor would deem to be important in deciding whether or not to make or change an investment in such entity. No particular amount of US Dollars or Singapore Dollars (or any other currency) shall be dispositive of materiality.

      1.24 "Material Adverse Effect" means a Material adverse effect on the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of a company and its Subsidiaries taken as a whole.

      1.XX "NCB" means NCB Holdings Pte Ltd., a corporation duly organized under the laws of the Republic of Singapore.

      1.25 "Nasdaq/NMS" means the automated quotation system of the Nasdaq Stock Market, Inc. known as the National Market System, on which the Datastream Common Stock is listed.

      1.26  "Person"  means  a  natural  person,  company,  corporation,
partnership,   government,   or   political   subdivision,   agency   or
instrumentality of any domestic or foreign government.

      1.XX "Preference Shares" means the 53,000 issued and fully paid-up redeemable preference shares of SIS owned by NCB and being free from any liens, charges or encumbrances whatsoever.

      1.27  "Products"  shall  have the  meaning  set  forth in  Section
4.20(a) hereof.

      1.28 "Regulation S" means Regulation S and the rules thereunder promulgated under the Securities Act of 1933, as amended.

      1.29 "Regulation S Legend" means the legend to be placed on the shares of Datastream Common Stock constituting the Stock Consideration that reads as follows:

            "The shares of Datastream Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and have been issued outside the United States in reliance upon Regulation S promulgated under the Securities Act. Such shares may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S promulgated under the Securities Act), other than distributors, unless the shares are registered under the Securities Act or such offer or sale is made in compliance with Regulation S or another exemption from the registration requirements of the Securities Act is available.

      1.XX "SBM" means STRATEGIC BUSINESS MANAGEMENT SDN BHD, a company duly organized under the laws of Brunei.

      1.30  "SEC" means the Securities and Exchange Commission.

      1.31  "SEC  Documents"  means  Datastream's  Annual Report on Form
10-K and  Annual  Report  to  Stockholders  for the  fiscal  year  ended
December 31, 1997, Datastream's Proxy Statement for the 1998 Annual Meeting of Stockholders, and all other reports filed or required to be filed by Datastream with the SEC subsequent to January 1, 1998 but prior to the Closing.

      1.32 "Securities Act" means the Securities Act of 1933, as amended.

      1.33 "SIS" means Strategic Information Systems PTE. LTD., a corporation organized and existing under the laws of the Republic of Singapore. Unless the context otherwise indicates, the term "SIS" as used herein includes SIS and its consolidated subsidiaries, if any, as well as any predecessors of SIS and its consolidated subsidiaries, if any, including without limitation, former subsidiaries of SIS and the predecessors of such former subsidiaries. Brief details of SIS are provided for in Schedule 4.6.

      1.34 "SIS Capital Stock" means all the issued and paid-up ordinary shares of par value S$1.00 each in SIS comprising of 1,000,000 ordinary shares free from any liens, charges or encumbrances whatsoever.

      1.35 "SIS Expenses" means all fees and expenses paid or incurred by SIS and the SIS Stockholders in connection with the preparation for and consummation of the transactions contemplated by this Agreement and the other Transaction Documents, including, without limitation, all attorneys', investment banking and other professional fees and expenses and brokers' or finders' fees and expenses (including those of SIS' law firm) for persons engaged by SIS or the SIS Stockholders (or claiming to be so engaged), filing fees, copying expenses, travel expenses (if any) and other out-of-pocket costs related to the Transaction.

      1.36 "SIS Stockholders' Representative" shall have the meaning ascribed to such term in Section 8.1 hereof.

      1.XX "Singapore Dollars" or "S$" means the lawful currency of Singapore.

      1.37 "Stock Consideration" means 88,652 shares (based on a price of US$21.75 per share) of Datastream Common Stock (an amount which includes 29,566 Escrow Shares), the aggregate number of shares of Datastream Common Stock to be delivered by AqSub at the Closing. Subject to Section 6.8 hereof, the certificates evidencing the shares of Datastream Common Stock constituting the Stock Consideration shall bear the Regulation S Legend and the certificates evidencing the Escrow Shares may also bear a legend referencing this Agreement and the Escrow Agreement.

      1.38 "Subsidiary," with respect to any entity, means another entity the majority of the outstanding equity interests of which are owned, directly or indirectly, by the first entity, together with any predecessor corporation of such majority-owned entity, if any.

      1.39  "Tax or Taxes" means with respect to any entity:

            (a)   all  taxes  (including  any tax on or  based  upon net
income, gross income, income as specially defined, earnings, profits, or selected items of income, earnings, or profits) and all sales, use, transfer, franchise, license, withholding, social security and payroll, employment, severance, occupation, pension premium, property or alternative or add-on minimum taxes, customs duties, levies, stamp duty or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts imposed by any taxing authority (domestic or foreign) on such entity, whenever created or imposed and whether of the Republic of Singapore or any other part of the world, whether disputed or not; and generally any tax, duty, impost, levy or rate or any amount payable to the revenue, customs or fiscal authorities whether of the Republic of Singapore or of any other jurisdiction and all penalties related thereto or arising in respect thereof; and

            (b) any liability for the payment of any amount of the type described in the immediately preceding paragraph (a) as a result of being a "transferee" of another entity or a member of an affiliated or combined group.

      1.40 "Transaction Consideration" means the Cash Consideration and the Stock Consideration payable by AqSub pursuant to Section 2.2 hereof to the SIS Stockholders in the respective amounts set forth on
Schedule 2.2.

      1.41  "Transaction  Documents" means this Agreement and the Escrow
Agreement.

      1.42 "US Dollars" or "US$" means the lawful currency of the United States of America.

      1.43 "U.S. Person" means any natural person resident in the United States, any partnership or corporation organised or incorporated under the laws of the United States, any trust of which any trustee is a U.S. Person or as otherwise defined in Rule 902(k) of Regulation S promulgated under U.S Securities Act of 1993, as amended ("Regulation S").

                       ARTICLE II SHARE PURCHASE

                             SHARE PURCHASE

      2.1 Performance of Agreement. Prior to the date hereof, the parties hereto (and the SIS Stockholders shall procure SIS to do likewise) shall take all actions necessary in accordance with applicable law and their respective Memorandum and Articles of Association to approve this Agreement and the transactions contemplated hereby and to cause the Transaction to be consummated, including, without limitation, convening meetings of the stockholders of the respective parties (or obtaining the written consent of the stockholders in lieu of a meeting if permitted under applicable law) to consider and vote upon the approval of the Transaction if such stockholder approval is required.

            2.2   Sale and  Purchase of SIS Capital  Stock.  Each of the
SIS Stockholders hereby sells all of the right, title and interest in and to the SIS Capital Stock owned by each of them, as set forth on
Schedule 2.2 hereof, to AqSub, and AqSub hereby purchases all of such right, title and interest in such shares of SIS Capital Stock, as set forth on Schedule 2.2 hereof, subject to the terms and conditions hereof. Each outstanding share of SIS Capital Stock sold and purchased shall be transferred to AqSub free and clear of any Liens, and the Transaction shall, subject to Section 3.3, be deemed effective at the Closing by execution of the relevant instruments of transfer, in consideration for AqSub's payment and delivery of the Transaction Consideration in respect of all such SIS Capital Stock. At Closing (and subject to Section 3.3), in exchange for the SIS Common Stock transferred to AqSub by each SIS Stockholder, AqSub shall, with respect to each of the SIS Stockholders in the respective proportions set forth on Schedule 2.2, (i) deliver to the Stakeholder certificates (in the respective names of the SIS Stockholders) representing the number of shares of Datastream Common Stock equal to the aggregate Stock Consideration (less the Escrow Shares) due to the SIS Stockholders,
(ii) deliver bank drafts to the Stakeholder in an amount equal to the aggregate Cash Consideration due to them, and (iii) deliver the Escrow Shares to the Escrow Agent. The transfer of the shares of Datastream Common Stock representing the Stock Consideration shall occur upon delivery of certificates representing such shares at Closing. At Closing, Datastream may deduct from the aggregate Cash Consideration due to each SIS Stockholders, such stockholder's pro rata portion of the reimbursement obligation of the SIS Stockholders set forth in
Section 6.5 hereof.

      2.3 Board Resignations. Save for Ms Choy Feng Alice, Mr Ng Kee Chan, Mr Philip J Waugh, all the SIS Stockholders shall resign as directors of SIS, effective immediately prior to or on the Closing Date and the said directors shall, in their respective resignation letters, confirm that they have no claims whatsoever against SIS, its directors or any of its employees.

                        ARTICLE III THE CLOSING

                              THE CLOSING

      3.1 Location, Time, Etc. The Closing shall be held at the offices of SIS, on the Closing Date commencing at 3 pm local time, or at such other time and place as the parties hereto may agree in writing. All of the actions and transactions necessary to effect the Closing shall be deemed to have occurred, and all agreements, documents and other instruments shall be deemed to have been executed and delivered, simultaneously at the Closing. No action, transaction or execution and delivery of any agreement, document or other instrument or payment or issuance of shares shall be considered to have been made or effected until all the actions shall have been taken at the Closing, and the Closing shall have been completed.

      3.2   Transactions at the Closing - SIS Stockholders
            At the Closing :-

            3.2.1 the SIS Stockholders shall deliver to Datastream and AqSub the following:

            (a) duly executed instruments of transfers of all the SIS Capital Stock in favour of AqSub or its nominees together with the relevant original share certificates;

            (b) duly executed statutory declaration(s) relating to the disposal of the SIS Capital Stock and the Preference Shares in the form approved by the Inland Revenue Authorities of Singapore in the case where SIS owns real property, or, if SIS does not own any real property, such other letter/statement to the Commissioner of Stamp Duties (or such other relevant authority) stating such fact;

            (c)   apart   from   Section    3.2.1(l),    duly   executed
instruments of transfer (together with the relevant original share certificates) in favour of SIS (or its nominees) of such shares in the Subsidiaries as are registered in the names of nominee holders or trustees, together with the relevant original share certificates;

            (d) such waivers or consents as Datastream or AqSub may require to enable AqSub or its nominees to be registered as holders of any of the SIS Capital Stock and the Preference Shares;

            (e)   Intentionally Omitted;

             (f)  the  original   title  deeds  (if  any)  of  any  real
properties owned by SIS, its Subsidiaries or Affiliates and the original share certificates of any shares in any company (whether within or outside Singapore) registered in the name of SIS;

            (g)   Intentionally Omitted;

             (i) an unconditional letter of release from SIS's bankers evidencing the release and discharge of all guarantees and charges (if any) granted by SIS;

            (j) certified copies of any powers of attorney under which any of the documents referred to in this Section 3.2 is executed or evidence satisfactory to Datastream of the authority of any person signing on its behalf;

            (k) letters of resignation of directors in the approved terms from each of the SIS Stockholders (save for Ms Choy Feng Alice, Mr Philip J Waugh and Mr Ng Kee Chan), such resignations to take effect from close of the meeting of the board referred to in Section 3.2.2 below;

            (l) duly signed declarations of trust (in a form approved by SIS) by Mr Philip John Waugh and Mr Lim Bian San in favour of SIS (or its nominees) in respect of their shareholdings in SBM, duly signed blank share transfer forms in respect of these shares in SBM and the original share certificates representing these shares;

            (m) board resolution of SBM approving the transfer of the shares of SBM described in Section 3.2.2(l) above (in the event this item cannot be furnished at Closing, the SIS Stockholders undertake to furnish this item within two weeks from Closing);

            (n) certified true copy of the sale and purchase agreement between NCB and Lim Bian San relating to the Preference Shares; a copy of the duly signed instrument of transfer relating to the Preference Shares between Lim Bian San and NCB and a copy of the share certificates representing the Preference Shares owned by NCB;

            (o) duly signed sale and purchase agreement between AqSub and Lim Bian San relating to the Preference Shares (which were previously purchased by Lim Bian San from the NCB and as described in
Section 3.2.1(n) above); the original duly signed instrument of transfer relating to the Preference Shares between AqSub and Lim Bian San; the original share certificates representing the Preference Shares held by Lim Bian San, and the written consent of the SIS Stockholders' (save for Lim Bian San) consent for the transfer of the Preference Shares from Lim Bian San to AqSub;

            (p)   Intentionally Omitted.

            3.2.2 the SIS Stockholders shall cause the directors of SIS to hold a meeting of the board of SIS to pass resolutions (in the approved form) to :-

            (a) approve the registration of AqSub as a member of SIS subject only to the production of duly stamped and completed transfers in respect of the SIS Common Stock and the Preference Shares (purchased from Lim Bian San);

            (b)   appoint   such   persons  as  AqSub  may  nominate  as
directors of SIS;

            (c) revoke all authorities to the bankers of SIS relating to bank accounts and to give authority to such persons as AqSub may nominate to operate the same;

      3.3   Transactions at the Closing - AqSub

            At the Closing, AqSub shall deliver to the SIS Stockholders the following:

            (a) (i) a cashier's order for the sum of S$150,000 payable in favour of Lim Bian San as repayment of the director's loan of S$150,000 owing by SIS to Lim Bian San. The cashier's order of S$150,000 shall be treated as a loan (and the SIS Stockholders shall procure SIS to acknowledge the said loan) by AqSub to SIS for the repayment of the said director's loan of S$150,000;

                      (ii) a cashier's order for the sum of S$150,000 payable in favour of Choy Feng Alice as repayment of the director's loan of S$150,000 owing by SIS to Choy Feng Alice. The cashier's order of S$150,000 shall be treated as a loan (and the SIS Stockholders shall procure SIS to acknowledge the said loan) by AqSub to SIS for the repayment of the said director's loan of S$150,000;

            (b) deliver certificates representing the number of shares of Datastream Common Stock equal to the aggregate Stock Consideration (less the Escrow Shares) due to the SIS Stockholders;

            (c) deliver cashier's orders to the SIS Stockholders' Representative for the benefit of the SIS Stockholders in an amount equal to the aggregate Cash Consideration due to them;

            (d)  deliver the Escrow Shares to the Escrow Agent;

PROVIDED ALWAYS that at Closing, the items listed in Section 3.3 (b) and (c) ("Stakeholder Items") shall be delivered to M/s Timothy Ong, Lim & Partners as a stakeholder ("Stakeholder"). The Stakeholder shall hold on to the Stakeholder Items in its capacity as a stakeholder and shall only release the same to the respective SIS Stockholders on Completion (as defined in the Sale and Purchase Agreement entered into between Lim Bian San and AqSub).

It is agreed that Mr Lim Bian San shall bear half of all stamp duties payable on the back-to-back transfers of the Preference Shares.

At Closing, Datastream may deduct from the aggregate Cash Consideration due to each SIS Stockholders, such stockholder's pro rata portion of the reimbursement obligation of the SIS Stockholders set forth in
Section 6.5 hereof.

      3.4 At Closing, Ms Choy Feng Alice, Mr Philip J. Waugh and Mr Ng Kee Chan shall enter into employment contracts with SIS on approved terms.

      3.5 Without prejudice to any of the other remedies available to the parties, if in any respect any of the completion items listed above are not satisfied/delivered by 16 June 1998, the parties may by mutual agreement :-

            (a) defer Closing to a date not more than 7 working days after the 16 June 1998;

            (b) proceed to Closing so far as is practicable (without prejudice to the their respective rights); or

            (c)   rescind this Agreement.

   ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SIS STOCKHOLDERS

                   REPRESENTATIONS AND WARRANTIES OF

                          THE SIS STOCKHOLDERS

      Each of the SIS Stockholders, jointly and severally, hereby represents and warrants to Datastream and AqSub as follows (such representations and warranties to be true and correct as of the Closing Date or as of any other specific date set forth below as of which a particular statement is made):

      4.1 Authorization, Etc. Such SIS Stockholder has the power, authority and capacity to enter into this Agreement and each other Transaction Document to which it is a party and to carry out the transactions contemplated hereby and thereby, and, assuming due execution and delivery of this Agreement and each other Transaction Document by the other parties hereto and thereto, this Agreement and each other Transaction Document constitutes a valid and binding agreement of such SIS Stockholder, enforceable against such SIS Stockholder in accordance with its terms. Such SIS Stockholder has irrevocably waived any preemptive rights or other rights of first refusal applicable to the Transaction under Singapore law or SIS's Memorandum and Articles of Association in respect of the SIS Capital Stock and the Preference Shares.

      4.2 No Consent Required. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority on the part of such SIS Stockholder is required in connection with its execution or delivery of or performance under this Agreement or any other Transaction Document or the consummation of the Transaction.

      4.3 Litigation Relating to the Agreement. Neither SIS nor any such SIS Stockholder is a party to, or subject to, any judgment, decree or order entered in any lawsuit or proceeding brought by any Governmental Agency or other party seeking to prevent the execution of this Agreement or any other Transaction Document or the consummation of the Transaction.

      4.4   U.S. Status.  Such SIS Stockholder (i) is not a U.S. Person;
(ii) is not acquiring the Datastream Common Stock for the account or benefit of any U.S. Person; (iii) agrees to resell his/her Datastream Common Stock only in accordance with Regulation S or pursuant to registration under U.S. securities laws and regulations or an available exemption therefrom.

      4.5 Other Claims. Such SIS Stockholder does not have and shall not have any claim or cause of action whatsoever (including, without limitation, any claim under any employment, management, consulting or service agreement) against SIS arising out of or in any way connected with any event, occurrence or state of facts in existence prior to the Closing.

      4.6   Capitalization.

            (a) All of the authorized, issued and outstanding shares of SIS Capital Stock are set forth on Schedules 4.6. There are no other such shares of SIS Capital Stock nor are there any Convertible Securities issued or outstanding. Each SIS Stockholder owns beneficially and of record all of the paid-up, issued and outstanding shares of SIS Capital Stock (including all rights attached thereto or associated therewith) as set forth opposite such SIS Stockholder's name on Schedule 4.6 hereto and has legal, beneficial and valid title to such shares of SIS Capital Stock, free and clear of all Liens. At the Closing, (i) no dividends or rights to receive dividends shall have accrued to the holders of SIS Capital Stock that have not been terminated, and (ii) the shares of SIS Capital Stock transferred by the relevant instruments of transfer pursuant to Article II hereof will represent all of the paid-up and issued ordinary shares of SIS at such time. The register of stockholders of SIS contains complete, true and accurate records of SIS and sets forth such information regarding the stockholders of SIS as is necessary under applicable law. Since 30 April 1998, SIS has not paid nor made provisions or arrangements to pay, nor have the SIS Stockholders approved or agreed to distribute, any dividends or other distributions of the profits or share capital of SIS or otherwise made any change or adjustment to the stockholders' equity (save for the transfer of the 177,500 ordinary shares from the estate of Ko Sun Siew to Lim Bian San and the anticipated transfer of the Preference Shares from NCB to Lim Bian San) of SIS. The details in respect of SBM as contained in Schedule 4.6(a) are accurate and correct.

            (b) The issued and outstanding shares of capital stock set forth on Schedules 4.6 and 4.6(a) hereto have been duly authorized and validly issued, are fully paid and nonassessable (i.e., there are no liabilities associated with such shares) and, except for such rights of first refusal, preemptive, preferential or similar rights existing under SIS's (or SBM's Memorandum and Articles of Association as the case may be) Memorandum and Articles of Association or existing under Singapore Law (all of which have been waived), are not entitled or subject to any preemptive, preferential or similar rights. Save for SBM, SIS has no Subsidiaries and Affiliates and owns no other capital stock or equity interests, or securities exercisable or exchangeable for or convertible into capital stock or any other equity interest in any other corporation, partnership, joint venture, association, trust or other business organization or entity.

      4.7   Corporate Organization.

            (a) SIS has been duly incorporated and is validly existing and duly registered under the laws of The Republic of Singapore, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and is operating in accordance with its Memorandum and Articles of association. SIS is duly registered and qualified to do business as a corporation under the foreign corporation law of each jurisdiction where such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on SIS; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such registration or qualification.

      4.8   Intentionally Omitted

      4.9 Noncontravention. The execution, delivery and performance by each SIS Stockholder of this Agreement and each other Transaction Document to which any SIS Stockholder is a party, the consummation of the transactions contemplated hereby and thereby, and the compliance by each such SIS Stockholder with the provisions hereof and thereof will not:

            (a) conflict with, result in a violation of, result in a breach of, or cause a default under (with or without notice or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or require the consent or approval of any party to, or result in the creation of any Lien upon any of the properties or assets of SIS under any term, condition or provision of any loan or credit agreement, note, bond, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to SIS or any SIS Stockholder or any of their respective properties or assets;

            (b) violate any (save for the transfer procedure provided for in the Memorandum and Articles of Association of SIS, which is hereby waived by the SIS Stockholders) provision of the Memorandum and Articles of Association of SIS; or

            (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental
Authority to be obtained by SIS in connection with the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby and thereby.

      4.10 Litigation. Save as provided for in Schedule 4.10, there are no legal, governmental or arbitration proceedings pending or, to the knowledge of the SIS Stockholders, threatened against SIS, or to which SIS or any property owned or leased by SIS is subject, that would reasonably be expected to have a Material Adverse Effect on SIS.

      4.11  Bankruptcy  or   Liquidation   Proceedings.   There  are  no
bankruptcy or liquidation proceedings pending against SIS or, to the knowledge of the SIS Stockholders, threatened against SIS.

      4.12  Certain Contracts

            (a) Except as set forth on Schedule 4.12(a) hereto, SIS is not a party to any written or oral, formal or informal, agreement or understanding concerning any:

                  (i) Joint venture contract, royalty arrangement or other agreement which has involved or is reasonably expected to involve a sharing of profits with any third party;

                  (ii) Indenture, mortgage, promissory note, loan agreement, guarantee or other agreement, arrangement or commitment for the borrowing of money, a line of credit or a leasing transaction of a type required to be capitalized in accordance with generally accepted Singapore accounting principles;

                  (iii) Indenture, mortgage, promissory note, loan
            agreement, guarantee or other agreement, arrangement or commitment for the borrowing or lending of money or line of credit from or to SIS to which any SIS Stockholder (or any Affiliate of any SIS Stockholder) is a party;

                  (iv) Lease or other agreement under which SIS is lessor of, lessee of, or holds or operates any items of tangible personal property or real property owned by any third party and under which payments are made to or are received from such third party, which either calls for performance over a period of more than one (1) year from the date hereof or payment to or from SIS in an amount in excess of S$5,000 per annum;

                  (v) effective agreement, license, franchise, permit, indenture or authorization, which either calls for performance over a period of more than one (1) year or payment to or from SIS in an amount in excess of S$5,000 per annum;

                  (vi) Agreement that restricts SIS from engaging in any aspect of its business or competing in any line of business in any geographic area;

                  (vii) Agreement or commitment made by SIS to guaranty
            or provide suretyship or to otherwise be contingently liable or responsible for the obligations of Persons other than SIS; or

                  (viii) Arrangement under which the consequence of a default or termination would reasonably be expected to have a Material Adverse Effect on SIS.

            (b) Except as set forth in Schedule 4.12(b) hereto, there are no distribution contracts (including, without limitation, all OEM and end-user contracts) to which SIS is a party which grant any exclusive right of any kind to any party.

            (c) Attached hereto as Schedule 4.12(c) hereto is a true, correct and complete list of all software development agreements to which SIS is a party or beneficiary. All such agreements provide for the assignment to SIS of all right, title and interest to any technology, development work or other products developed by any other party for SIS. None of the agreements listed on Schedule 4.12(c) (save as disclosed in the said Schedule) permit any other party to retain or own, or grant to any other party, any right to any technology, development work or other product developed by such party thereunder or owned by SIS or of which SIS is a beneficiary.

            (d) Except as set forth on Schedule 4.12(d) hereto, SIS has not granted any source code licenses or established any source code escrow arrangements. None of such source code licenses or source code escrow agreements authorize any party thereto other than SIS to resell or otherwise exploit such source code commercially or to further develop such source code in order to resell or otherwise exploit it commercially.

            (e) SIS is not, and, to the knowledge of the SIS Stockholders, no other party is, in default under any agreement set forth on any schedule delivered pursuant to this Section 4.12, nor under any other agreement to which SIS is a party.

      4.13 Financial Statements. The Financial Statements present fairly the consolidated financial condition, results of operations and cash flows of SIS at the respective dates or for the respective periods covered thereby, and the Financial Statements have been prepared in accordance with generally accepted Singapore accounting principles consistently applied throughout the periods involved. Except as set forth in the Financial Statements, including the notes thereto, or in any schedule hereto, SIS does not have any other Material Liability. All reserves established by SIS in the Financial Statements are adequate for all known Liabilities and reasonably anticipated Liabilities. The account balances included in the Financial Statements in respect of receivables, liabilities, and stockholders' equity were, as of the respective dates of such Financial Statements, accurate and complete in all Material respects.

      4.14 No Other Charges. Since 30 April 1998, SIS has conducted its business only in the ordinary course and there has not occurred any transaction, condition (financial or otherwise) of any character, event or change (including the incurrence of any liabilities, whether accrued, contingent or otherwise) that would reasonably be expected to have a Material Adverse Effect on SIS. SIS is not delinquent in any material payment of principal or interest on any outstanding debt or other obligation. In particular, since 30 April 1998, SIS has not
(a) incurred any indebtedness (other than trade debt incurred in the ordinary course of business) or guaranteed any obligations of others or made any loans or advances to, or investments in, any other person or entity, (b) made any capital investments in excess of S$80,000,
(c) changed any accounting policy or procedure or failed to maintain its books, accounts and records other than in the ordinary manner consistent with prior years and in accordance with sound commercial practice, (d) made any significant change to the employment compensation of any of its employees, or (e) made any agreement to do any of the foregoing.

      4.15 Property. Except as set forth on Schedule 4.15 hereto, SIS does not own any real property. SIS has full legal title to all properties and assets reflected as owned by it in the Financial Statements, free and clear of any Lien except those which are described in the Financial Statements or that are not Material to SIS and which do not interfere in any Material respect with the use or proposed use of the property or the conduct of the business of SIS; all of the property (real and personal) held or used by SIS under leases, franchises, licenses or other agreements is held by it under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements, except those that are not Material to SIS and which do not interfere in any Material respect with the use of the property or the conduct of the business of SIS.

      4.16  Permits.  SIS has obtained and holds,  and is in  compliance with, all permits, licenses, franchises, approvals, consents and authorizations of all Governmental Authorities required under all laws, rules and regulations in connection with its business (hereinafter "permit" or "permits") as are necessary to own its properties and assets, and to conduct its business in the manner currently being conducted. SIS has fulfilled and performed all of its obligations with respect to each such permit and no event has occurred which could reasonably be expected to result in, or after notice or lapse of time could reasonably be expected to result in, violation, revocation or termination of any such permit or result in any other impairment of the rights of the holder of any permit.

      4.17 No Illegal Acts. SIS is presently in compliance with all laws, orders, rules and regulations applicable to, required of or binding upon it or its business, and SIS has not received any notice from any Governmental Authority with respect to any failure or alleged failure of SIS to comply with any such law, order, rule or regulation, nor, to the knowledge of the SIS Stockholders, are any such notices proposed or threatened.

      4.18 Prior Issuances. All offers and sales of the capital stock or Convertible Securities of SIS prior to the date hereof and all cash payments or distributions of the capital stock of SIS as dividends were made in compliance with the corporate and securities laws of The

Republic of Singapore and all other applicable Laws, and were not made in contravention of any preemptive or other rights of first refusal under Singapore or other applicable law or SIS' Memorandum and Articles of Association

      4.19  Taxes.

            (a) All applicable Tax returns and reports which have been required to be filed by or on behalf of SIS with respect to all periods ended on or before the Closing have been filed (or are the subject of valid extensions) with the appropriate Governmental Authorities and all such Tax returns and reports, as filed, are accurate and complete in all Material respects; all Taxes required to be shown on all such tax returns and reports or claimed to be due from or with respect to the business of SIS have been paid or reflected as a liability on the Financial Statements for appropriate periods; all deficiencies asserted as a result of any tax audits have been paid or finally settled and no issue has been raised in any such audit which reasonably could be expected to result in a proposed deficiency for any other period not so audited; no set of facts exists or has existed which would constitute grounds for the assessment of any Tax liability with respect to any tax periods including the periods which have not been audited by appropriate Governmental Authorities; and there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax return or report for any period.

            (b) All amounts due and payable by SIS through the Closing in respect of Taxes will have been paid or adequately reserved for in the financial accounts of SIS. No Taxes (in particular, no corporate income taxes) are or will be due resulting from (a breach of) a fiscal unity or similar tax structure of which SIS is a part, as a result of this Agreement or the Transaction. No disputes exist or are to be expected with any Governmental Authority concerning the Tax position of SIS nor is there any reasonable basis for any such dispute. SIS has not made any distributions that are taxable or disposed or acquired any asset in such a manner that Taxes would be due. If SIS has disposed of its assets for consideration equal to the book value of that asset as shown in or adopted for the purposes of its accounts, no liability for Taxes would reasonably be expected to arise by reference to any profit, nor would any relief or allowance previously claimed be liable to be withdrawn or subject to drawback.

      4.20  Intellectual Property.

            (a) The products listed on Schedule 4.20(a) hereto and the support and maintenance services provided for those products pursuant to license or distribution agreements are the only products (hardware, software, services and others) under development or marketed, licensed, sold or otherwise distributed or intended for distribution by SIS during the last five years (all such products shall be referred to hereinafter collectively as the "Products").

            (b) Set forth on Schedule 4.20(b) hereto is a true, correct and complete list of all Material Intellectual Property of SIS. There is no other Intellectual Property that is necessary to SIS in the development, manufacture, license, sale, distribution, purchase and use of the Products. Such list identifies (A) SIS as either the owner or licensee of each item of Intellectual Property; (B) in the cases where SIS is a licensee, the licensor(s) and license agreement(s) for such item of Intellectual Property; (C) as applicable, the Product to which such item of Intellectual Property relates; and (D) as applicable, the fee, royalty or other amount payable to any other party with respect to such item of Intellectual Property or Product. Except as set forth on
Schedule  4.20(b),   each  license  granted  to  SIS  is  perpetual  and
irrevocable. To the extent SIS claims to own such Products or Intellectual Property, SIS owns all right, title and interest in and to the Products and the Intellectual Property related thereto, free and clear of any Lien of any kind or nature whatsoever, including without limitation any exclusive right, however described, granted to parties other than SIS with respect to the Products and other Intellectual Property. To the extent SIS claims to be licensed to use such Products or Intellectual Property, SIS has a valid and enforceable license for the purposes for which it uses such Products or Intellectual Property.

            (c) SIS has not (nor has any Product developed, manufactured, licensed, sold or distributed by SIS) infringed or made any unlawful use or received notice of any claimed infringement or unlawful use of, any trademark, trade name, patent, copyright, maskwork, trade secret or other proprietary or intellectual property right of any third party.

            (d)   SIS has taken all  necessary  measures  to protect its
rights in the Products and the Intellectual Property, and maintains all copyrights and other intellectual property rights necessary for marketing, licensing, selling or otherwise distributing the Products in the jurisdictions in which they have been distributed. SIS has not sent or otherwise communicated to any other person any notice, charge, claim or assertion of, or has any knowledge of, any present, impending or threatened infringement by such other person of any right relating to the Intellectual Property of SIS.

            (e) SIS has not received notice, orally or in writing, that any other Person claims any interest in any Products or Intellectual Property of SIS, nor to the best knowledge of the SIS Stockholders, does any such claim (or any valid basis for any such claim) exist, except the ownership and other rights claimed by licensors under valid and enforceable licenses.

            4.21  Product Warranty and Liability.

            (a) Each Product has been developed, manufactured, sold, licensed and/or delivered in conformity with all applicable contractual commitments and with all express or implied warranties extended by SIS in connection with such Product. SIS does not have any warranty reserves maintained in the Financial Statements.

            (b) SIS has incurred no liability arising out of any injury to any Person or property (and, to the best knowledge of the SIS Stockholders, there is no basis for any present or future claim, complaint, action, suit, proceeding, hearing, investigation, claim or demand against SIS arising out of any such injury) as a result of the use of the Products.

            (c) Except as set forth on Schedule 4.21 hereto, all Products (i) are designed (or have been modified) to be used prior to and after January 1, 2000; (ii) will operate without material error arising from the creation, recognition, acceptance, calculation, display, storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates or date-based, date-dependent  or  date-related  data,  including  but not  limited  to century recognition, day-of-the-week recognition, leap year, date values and interfaces or date functionalities; and (iii) will not be materially adversely affected by the advent of the year 2000, the advent of the year 2001, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century. Except as set forth on Schedule 4.21, all design architectures and functionalities of all Products are, in all material respects, compatible with and, when operated in, on or in conjunction with, any other system, will not cause such Products to fail to satisfy the criteria set forth above.

      4.22  Pension Matters/Central Provident Fund Issue

            (a) Apart from the contributions made by SIS to the Central Provident Fund ("CPF") in respect of its employees or as disclosed in the Schedules, SIS is not a party to, does not make and is not required to make contributions to any pension, profit sharing, retirement, deferred compensation, bonus, severance, medical or life insurance or other employee (or ex-employee) welfare or benefit plans, agreements or arrangements maintained for the benefit of any of its employees or will be so required upon the termination of the employment, retirement, death or disability of its employees.

            (b) SIS has complied with all its obligations imposed on it by all applicable statutes and regulations regarding (i) the deduction from its employees' salaries or wages in respect of CPF deductions; and (ii) the payment by SIS to the CPF of all sums due from SIS in respect of CPF contributions.

      4.23 Accounting Practices. SIS' corporate operations are conducted in such a manner to provide reasonable assurances that funds are spent in accordance with management's authorization, transactions and are recorded properly with regard to accounting principles generally accepted in Singapore, assets of SIS are adequately protected, and there is a periodic review of SIS' monthly financial statements to ensure they fairly present the financial condition, results of operations and cash flows of SIS and as such, reflect the actual position of SIS on a consolidated basis, at the dates and for the periods presented.

      4.24  Labor and Employment Matters.

            (a) Schedule 4.24(a) sets forth the names, date of commencement of employment or appointment to office and terms and conditions of employment of all directors, executives, employees and consultants of SIS whom SIS compensates in excess of S$30,000 per year.

Except as set forth on Schedule 4.24(a), no benefits in kind or other perquisites are payable to or are provided to any such director, executive, employee or consultant.

            (b) Schedule 4.24(b) sets forth the principal terms and conditions of, including the termination dates and monthly rental amounts for, all leases pertaining to automobiles provided by SIS as a benefit in kind to any of its directors, executives, consultants or employees.

            (c) All management or other agreements pursuant to which managerial services are provided to SIS to which SIS is a party may be terminated by SIS upon not more than two months' notice and without payment of compensation or damages (other than payments arising under statutes relating to employment law or other than any payment for unfair and/or wrongful dismissal). No such agreement is subject to requalification or recharacterization as an employment agreement as to which SIS acted, or should have acted, as a withholding agent for tax purposes under Singapore law.

            (d) Except with respect to the month in which this Agreement is entered into, there are no outstanding arrears of salaries, wages, holiday pay, CPF contributions/deductions or other remuneration owed, as of the date hereof, to or in respect of any director, executive, consultant or employee of SIS.

            (e) Except as set forth on Schedule 4.24(e), SIS is not obligated contractually or otherwise to make any bonus, incentive or other similar payments to any of its directors, executives, consultants or employees or to increase the rate of remuneration of, or improve any benefits in kind to, any such Person.

            (f)   Except as set forth on  Schedule  4.24 (f),  there are
no schemes, agreements or plans in operation by or in relation to SIS under which any of its directors, executives, consultants or employees is entitled to any shares of SIS Capital Stock (or any other
Convertible Security or other equity interest in SIS), nor is SIS obligated contractually or otherwise to pay any such Person a commission or remuneration of any kind calculated by reference in whole or in part to the turnover, profits or revenues of SIS.

            (g) Except as set forth on Schedule 4.24(g), within one year preceding the date hereof, SIS has not terminated any Person.

            (h) SIS does not have a collective labor agreement or other agreement or arrangement (binding or otherwise) with any trade union, works council or other body representing its employees, nor is there any dispute pending or threatened with any such body. SIS has not experienced any material slowdown, work interruption, work stoppage or strike by any of their employees, nor (to the knowledge of SIS and the SIS Stockholders) is any such action presently threatened or contemplated.

            (i) No past or present director, executive, employee or consultant has any claim against SIS for loss of office, arising out of the termination of his office or employment (including any severance or redundancy payment) and there is no event that would reasonably be expected to give rise to any such claim. SIS has not incurred any liability for breach of any contract of service or for services, for redundancy payments, protective awards or for wrongful dismissal or unfair dismissal or for failure to comply with any order for the reinstatement or re-engagement of any employee or for any other liability accruing from the termination of any contract of employment or for services.

            (j) Save as provided for in Schedule 4.24(j), no gratuitous payment has been made or promised by SIS in connection with the actual or proposed termination, suspension or variation of employment or engagement of any present or former director, executive, consultant or employee.

            (k)   SIS  is  not  involved  in  any  industrial  or  other
dispute  with  any  of  its   directors,   executives,   consultants  or
employees.

            (l) Except as set forth on Schedule 4.24(l), SIS has not made any loans to or entered into any Material credit transaction with any of its directors, executives, employees or consultants or any Affiliate of any such director, executive, employee or consultant.

      4.25  Intentionally Omitted.

      4.26 Fees and Expenses. SIS has not paid nor is it obligated to pay any fee or commission to any broker, finder or financial intermediary in connection with the transactions contemplated by this Agreement. Following the Closing Date, none of SIS, Datastream nor AqSub will be obligated to pay any fee, commission or expense in connection with the transactions contemplated by this Agreement.

      4.27 Certain Payments. Neither SIS nor any director, executive, employee, consultant or Affiliate of SIS, including, without limitation, any SIS Stockholder, has, directly or indirectly, given or agreed to give or solicited or received any gift, rebate or similar benefit to any customer, supplier, governmental employee or other Person which (i) might subject SIS to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past might have had an adverse effect on the assets, business or operation of SIS, or (iii) if not continued in the future might adversely affect SIS' assets, business, operations or prospects.

      4.28 Accounts Payable - SIS's list of the accounts payable up to 31 may 1998 provided or to be provided by the SIS Stockholders (before 16 June 1998) to Datastream and AqSub are fair and correct, and provides a true and accurate status of SIS's accounts payable. In this respect, the SIS Stockholder shall indemnify AqSub and/or Datastream for any liabilities which should have been disclosed in the said list of accounts payable but were not so disclosed.

         ARTICLE V REPRESENTATIONS AND WARRANTIES OF DATASTREAM

                     REPRESENTATIONS AND WARRANTIES
                             OF DATASTREAM

      Each of Datastream and AqSub, jointly and severally, hereby represents and warrants to the SIS Stockholders as follows (such representations and warranties to be true and correct as of the Closing Date or as of any other specific date set forth below as of which a particular statement is made):

      5.1 Organization; Good Standing; Qualification and Power. Datastream is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. AqSub is a corporation duly organized, validly existing and in good standing under the laws of The Republic of Singapore and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Datastream and AqSub are duly registered and qualified to do business as a foreign corporation under the corporation law of each jurisdiction where such registration and qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on
Datastream, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

      5.2 Authority. Each of Datastream and AqSub has all requisite corporate power and authority to enter into this Agreement and each other Transaction Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, and the execution and delivery of this Agreement and each other Transaction Document to which it is a party by Datastream and AqSub and the consummation by Datastream and AqSub of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Datastream and AqSub, respectively. This Agreement and each other Transaction Document to which Datastream and AqSub is a party has been duly executed and delivered by Datastream and AqSub and, assuming due execution and delivery of this Agreement and each other Transaction Document by the other parties hereto and thereto, this Agreement and each other Transaction Document to which Datastream and AqSub is a party constitutes the valid and binding agreement of Datastream and AqSub, respectively enforceable in accordance with its terms except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

      5.3 Noncontravention. The execution, delivery and performance by Datastream and AqSub of this Agreement and each other Transaction Document to which Datastream and AqSub is a party, the consummation of the transactions contemplated hereby and thereby, and compliance by Datastream and AqSub with the provisions hereof and thereof, will not:

            (a) conflict with, result in a violation of, result in a breach of, or cause a default under (with or without notice, or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any Material benefit under, or require the consent or approval of any party to, or result in the creation of any Lien upon, any of the Material properties or assets of Datastream or AqSub under any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Datastream or AqSub or their respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges or encumbrances which individually or in the aggregate would not have a Material Adverse Effect on Datastream;

            (b)   violate   any   provision   of  the   Certificate   of
Incorporation or Bylaws of Datastream or the Memorandum and Articles of Association; or

            (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority to be obtained by Datastream or AqSub in connection with the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby and thereby, except for the filing with the SEC of such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder as may be required in connection with this Agreement and the transactions contemplated hereby.

      5.4 SEC Documents. Each of the SEC Documents filed to date, when it was filed with the SEC, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, as of their filing date, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      5.5 Capitalization. Datastream's authorized, issued and outstanding capital stock is, as of the respective dates thereof, as set forth in the SEC Documents. All of the issued shares of capital stock of Datastream have been duly authorized and validly issued, are fully paid and nonassessable and are not entitled or subject to any pre-emptive, preferential or similar rights.

      5.6 No Calamities. Since the date of the most recent balance sheet included in the financial statements included in the SEC Documents, neither Datastream nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court governmental action, order or decree.

      5.7 No Changes. Since the respective date of the most recent balance sheet included in the financial statements included in the SEC Documents, (i) neither Datastream nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to Datastream and its Subsidiaries taken as a whole,
(ii) Datastream has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any Material change in the capital stock, long-term debt or short-term debt (other than changes effected in the ordinary course of business consistent with past practice) of Datastream or any of its Subsidiaries, and (iv) Datastream has not suffered any Material Adverse Effect.

      5.8 Stock Issuance. The shares of Datastream Common Stock to be issued as Stock Consideration have been duly authorized, and when issued and delivered for the transfer and delivery of the certificates representing shares of SIS Capital Stock as provided herein, will be validly issued and fully paid and nonassessable; the certificates evidencing the shares of Datastream Common Stock to be issued as Stock Consideration will comply with all applicable requirements of the DGCL and the delivery of such certificates will pass valid title to such shares, free and clear of any Lien. Assuming the accuracy and completeness of the representations of the SIS Stockholders set forth in Section 4.4 hereof, the offer and sale of the shares of Datastream Common Stock to be issued as Stock Consideration will be issued in compliance with Regulation S.

            Registration Rights. Datastream shall provide to the SIS Stockholders incidental (or "piggyback") registration rights to have all of the shares comprising the Stock Consideration (exclusive of the Escrow Shares) included in any public registration of shares of Datastream Common Stock with the SEC effected on or before the first anniversary of the Closing Date, subject to compliance with the applicable SEC requirements, the ability of Datastream to include such shares on the form proposed for such registration and the agreement of the SIS Stockholders to be bound by the terms of any customary underwriting agreement relating to such registration. The customary expenses of such registration (other than underwriting discounts and selling commissions, which shall be paid by the SIS Stockholders) shall be paid by Datastream.

      5.9 Financial Statements. The consolidated financial statements (including the related notes) of Datastream and its consolidated Subsidiaries included in the SEC Documents were prepared in accordance with generally accepted accounting United States accounting principles consistently applied throughout the periods involved and fairly present the financial condition, results of operations and cash flows of Datastream and its Subsidiaries, on a consolidated basis, at the dates and for the periods presented.

      5.10 Internal Controls. Datastream and each of its Subsidiaries maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of Datastream's consolidated financial statements in accordance with generally accepted United States accounting principles and to maintain accountability for the assets of Datastream,
(iii) access to the assets of Datastream and each of its Subsidiaries is permitted only in accordance with management's authorization, and
(iv) the recorded accountability for assets of Datastream and each of its Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      5.11 Indemnity to Guarantors. Datastream and AqSub, jointly and severally, agree to indemnify and keep indemnified each of the SIS Stockholders in respect of any losses, interests, Liabilities, costs (including legal costs on a full indemnity basis) which they may suffer or incur arising out of the guarantees entered into by them in their capacity as shareholders or directors of SIS and relating to hire purchase arrangements, factoring and banking facilities which have been entered into by SIS and provided that such guarantees, hire purchase arrangements, factoring and banking facilities have been disclosed in the Schedules to this Agreement.

      In respect of the guarantees (as disclosed in the Schedules) entered into by Lim Bian San, Choy Feng Alice and Ng Kee Chan for hire purchase agreements, leases and banking facilities for the benefit of SIS, Datastream and AqSub shall procure for such guarantors to be released and discharged within 3 months from Closing.

            In respect of the time deposit of S$660,000 (Account No. 143-017119-501) belonging to Lim Bian San and placed with The Hongkong and Shanghai Banking Corporation Limited, Singapore as a collateral for banking facilities (as disclosed in the relevant Schedule) extended to SIS, Datastream and AqSub shall procure for the said time deposit to be released and discharged within 1 week from Closing.



             ARTICLE VI ADDITIONAL COVENANTS AND AGREEMENTS

                  ADDITIONAL COVENANTS AND AGREEMENTS

      6.1 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses. In particular, the SIS' Stockholders shall be responsible for the SIS Expenses and the SIS Stockholders hereby jointly and severally agree to hold SIS, Datastream and AqSub harmless therefrom.

      6.2 Agreement to Cooperate. Subject to the terms and conditions herein provided, each of the parties hereto shall use all best efforts to take, or cause to be taken, all action to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents including using best efforts to obtain all necessary or appropriate governmental and third-party waivers, consents and approvals.

      6.3 Public Statements. The parties shall consult with each other prior to issuing any public announcement or statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such public announcement or statement prior to such consultation, except as may be required by applicable Law or Datastream's listing agreement with the Nasdaq/NMS.

      6.4 Release. Each of the SIS Stockholders does hereby release and forever discharge SIS, its officers and directors and each of the other SIS Stockholders from any and all claims, demands, actions, causes of actions, losses and expenses (including attorneys' fees and expenses) of any kind whatsoever, whether arising out of a contract or otherwise, in law or in equity, that such SIS Stockholder has had, now has or may hereafter have against SIS, and any successor to SIS or to their respective businesses, any of the officers and directors of SIS (in his capacity as such) or any other SIS Stockholder (in his capacity as such).

      6.5 Amounts Payable By SIS Stockholders. Promptly upon request from Datastream, and in any event within 20 business days following the Closing Date, each SIS Stockholder who shall owe any indebtedness (as stated in Schedule 6.5) to SIS (or any Affiliate of SIS) or whose Affiliate shall owe any indebtedness to SIS (or any Affiliate of SIS) shall repay any such amounts to SIS in full.

      6.6   Closing Matters.   ted]

      6.7 Resale Restrictions. Each SIS Stockholder agrees not to resell or cause the resale of the Datastream Common Stock received by such SIS Stockholder as Stock Consideration in the United States or to a U.S. Person (as such term is defined in Regulation S) for a period of one (1) year after the Closing.

      6.8 Removal of Regulation S Legend. Upon the expiration of the one (1) year "restricted period" (as such term is defined in Regulation S) and upon the request of any SIS Stockholder, Datastream shall cause the Regulation S Legend to be removed from the certificates representing the shares of Datastream Common Stock to be issued as Stock Consideration, or issue replacement certificates.
      6.9   Intentionally Omitted.

      6.10 KPMG Audit. The SIS Stockholders agree, understand and acknowledge that AqSub and/or Datastream will be arranging for KPMG, Singapore to conduct a post-completion financial and tax audit of SIS after the Closing for the period beginning 1 March 1997 to 31 May 1998. Datastream, AqSub and the SIS Stockholders agree to be bound by the results and findings of the KPMG audit.

       ARTICLE VII SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND
                            INDEMNIFICATION

                    SURVIVAL OF REPRESENTATIONS AND

                     WARRANTIES AND INDEMNIFICATION

      7.1   Survival of Representations and Warranties.

            (a) All representations, warranties, agreements, covenants and obligations made or undertaken by any of the SIS Stockholders in this Agreement are Material, have been relied upon by Datastream and AqSub and shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto. The SIS Stockholders acknowledge and agree that prior to the Closing, Datastream and AqSub intend to perform such investigation of SIS as they each deem necessary or appropriate; however, no investigation by Datastream or AqSub, either before or after the Closing, will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by the SIS Stockholders pursuant to this Agreement, and all other agreements referred to herein, or the right of Datastream or AqSub to rely upon such representations, warranties, covenants and agreements.

                  In addition to the rights of Datastream and AqSub under the general law in respect of any breach of representations or warranties by the SIS Stockholders and not withstanding whether all or any of the transactions contemplated under this Agreement shall have been completed, each of the SIS Stockholders hereby jointly and severally covenant to fully and unconditionally indemnify Datastream and/or AqSub against any loss or liability suffered by Datastream or AqSub as a result of or in connection with any breach of such representations or warranties by the SIS Stockholders under this Agreement and in respect of any depletion in the assets, loss of allowance, set-off or deduction, diminution of value of SIS occasioned or suffered in connection with or in the rectifying of any breach of the said representations and warranties together with all costs, charges, interest, penalties and expenses incidental or relating thereto.

            (b)   All    representations,     warranties,    agreements,
covenants and obligations made or undertaken by Datastream and AqSub in this Agreement are Material, have been relied upon by the SIS Stockholders, and shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto. Datastream and AqSub acknowledge and agree that prior to the Closing, the SIS Stockholders intend to perform such investigation of Datastream and AqSub as they each deem necessary or appropriate; however, no investigation by the SIS Stockholders, either before or after the Closing, will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by Datastream or AqSub pursuant to this Agreement, and all other agreements referred to herein, or the SIS Stockholders' right to rely upon such representations, warranties, covenants and agreements.

      7.2 Obligation of SIS Stockholders to Indemnify. Each of the SIS Stockholders, jointly and severally, agree to indemnify and hold Datastream and AqSub harmless from and against any and all Liabilities asserted against, imposed upon or incurred by SIS, Datastream or AqSub by reason of or resulting from a breach of any representation or warranty or any covenant or agreement of any SIS Stockholder contained in or made pursuant to this Agreement or the Exhibits or Schedules hereto, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by SIS Stockholders hereunder or thereunder.

      7.3 Obligations of Datastream and AqSub to Indemnify. Each of Datastream and AqSub jointly and severally agrees to indemnify and hold the SIS Stockholders harmless from and against any and all Liabilities asserted against, imposed upon or incurred by the SIS Stockholders by reason of or resulting from a breach of any representation or warranty or any covenant or agreement of Datastream or AqSub contained in or made pursuant to this Agreement or the Exhibits or Schedules hereto, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Datastream or AqSub hereunder or thereunder.

      7.4   Conditions of  Indemnification  with Respect to Third Party
Claims7.4   Conditions of  Indemnification  with Respect to Third Party
Claims. Each party entitled to indemnification hereunder (the "Indemnified Party"), shall give notice promptly after it becomes aware of any Claim to each other party ("Indemnifying Party") from whom indemnity shall be sought hereunder. Each Indemnifying Party shall be entitled at its own expense to participate in the defense of such Claim, or, if it shall so elect, to assume (in conjunction with any other Indemnifying Party) the defense of such Claim, in which case the defense shall be conducted by counsel reasonably acceptable to the Indemnified Party, and such Indemnified Party shall bear the fees and expenses of any additional counsel retained by it; but if the Indemnifying Party shall elect not to assume the defense of such Claim, the Indemnifying Party shall reimburse each Indemnified Party for the reasonable fees and expenses of any counsel retained by it. Notwithstanding the foregoing, should any Indemnified Party reasonably conclude that there may be defenses available to it that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall have the right to direct the defense of such action on behalf of the Indemnified Party but only after consultation with the Indemnified Party. The Indemnifying Party shall also have the right to settle or compromise any such Claim but only if it shall first obtain the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. The terms "Indemnified Party" and "Indemnifying Party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream and AqSub, on the one hand, and the SIS Stockholders (collectively and as represented by the SIS Stockholders' Representative), on the other hand.

      7.5 Datastream and AqSub agree that they shall not make any claims against the SIS Stockholders in respect of any breaches of any representations or warranties or any consents or agreements of any SIS Stockholder contained in or made pursuant to this Agreement or the Exhibits or Schedules hereto, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the SIS Stockholders hereunder or thereunder unless the aggregate of such claims is in excess of US$250,000 (for the avoidance of doubt, the parties understand that any claim in excess of US$250,000 shall include the first US$250,000 portion) provided that this floor of US$250,000 shall not apply in cases of gross negligence, wilful defaul7.5r fLimitations on Liabilityof the SIS Stockholders.

      7.6 Reduction for Certain Benefits. Any insurance or other recovery, payment or credit received by the Indemnified Party from any third party which was not taken into account in computing the amount of any Liability shall promptly be paid over to the Indemnifying Party up to the amount of the indemnification payment to the Indemnified Party with respect thereto, such that the total amount received by the Indemnified Party from the Indemnifying Party and the third parties in connection with such Liability shall not exceed the amount of such Liability.

      7.7   No   Release   for   Fraud,    Ownership    Representations.
Notwithstanding anything contained herein to the contrary, nothing contained in this Agreement shall relieve any SIS Stockholder of any liability or limit any liability that he, she or it may have on account of any breach of any representation or warranty contained in Section
4.5 above, nor shall anything contained in this Agreement relieve any SIS Stockholder or any other party to this Agreement of any liability or limit any liability that he, she or it may have in the case of fraud or willful concealment or intentional breach in connection with the transactions contemplated by this Agreement or in connection with the delivery of any certificate required to be delivered under the terms hereof or of any other Transaction Document.

      7.8 Subrogation Rights. In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to this
Article VII, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the Liability to which such indemnification relates; provided, however, that the Indemnifying Party shall only be subrogated to the extent of any amount paid by it pursuant to this Article VII in connection with such Liability.

      7.9   Establishment of Escrow; Indemnification Not Limited.

            (a) At the Closing, AqSub shall deliver the Escrow Shares to the Escrow Agent, which Escrow Shares shall be held in escrow pursuant to the terms of this Agreement and the Escrow Agreement.

            (b) The parties to this Agreement understand and agree that the establishment of the escrow referred to in paragraph (a) above is not the exclusive source for indemnification pursuant to this

Agreement and that such escrow in no way limits the amount of Claims that may be made pursuant to this Agreement.

      7.10 Interest. If any payment required to be made by an Indemnifying Party hereunder is not made by the due date for payment thereof, then that payment shall carry interest (calculated on a daily basis) from the due date of payment until actual payment (as well after judgment as before) at a rate of 8% per annum.

               ARTICLE VIII STOCKHOLDERS' REPRESENTATIVE

                      STOCKHOLDERS' REPRESENTATIVE

      8.1 Appointment; Acceptance. By executing this Agreement, each of the SIS Stockholders hereby irrevocably constitutes and appoints Ms Choy Feng Alice and her successors, acting as hereinafter provided, as his non-exclusive attorney-in-fact and agent in his name, place and stead in connection with the transactions and agreements contemplated by this Agreement (the "SIS Stockholders' Representative"), and acknowledges that such appointment is coupled with an interest. By executing and delivering this Agreement in such capacity, Ms Choy Feng Alice hereby (i) accepts her non-exclusive appointment and authorization to act as the SIS Stockholders' Representative, as a non-exclusive attorney-in-fact and agent on behalf of the SIS
Stockholders  in  accordance  with  the  terms  of this  Agreement,  and
(ii) agrees to perform her obligations under, and otherwise comply with, this Article VIII.

      8.2   Authority.

            (a) Each of the SIS Stockholders authorizes the SIS Stockholders' Representative, on a non-exclusive basis,:

                  (i) to dispute or to refrain from disputing any claim made by Datastream or AqSub under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SIS Stockholders pursuant to this Agreement;

                  (ii) to negotiate and compromise any dispute which may arise under, and to exercise or refrain from exercising remedies available under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SIS Stockholders pursuant to this Agreement and to sign any releases or other documents with respect to such dispute or remedy;

                  (iii) to give such instructions and to do such other things and refrain from doing such other things as the SIS Stockholders' Representative shall deem necessary or appropriate to carry out the provisions of this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SIS Stockholders pursuant to this Agreement; and

                  (iv) to enter into amendments of this Agreement and execute instruments in writing to reflect such amendments pursuant to
Section 8.1 hereof.

            (b) Each of the SIS Stockholders agrees to be irrevocably bound by all agreements and determinations made by and documents executed and delivered by the SIS Stockholders' Representative under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SIS Stockholders pursuant to this Agreement.

      8.3 Actions. Each of the SIS Stockholders hereby expressly acknowledges and agrees that the SIS Stockholders' Representative is authorized to act on his behalf. Notwithstanding any dispute or disagreement among the SIS Stockholders, Datastream, AqSub and any other Person or entity shall be entitled to rely on any and all action taken by the SIS Stockholders' Representative under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the SIS Stockholders pursuant to this Agreement without any liability to, or obligation to inquire of, any of the SIS
Stockholders. Datastream, AqSub and any other Person or entity are hereby expressly authorized to rely on the genuineness of the signature of the SIS Stockholders' Representative and, upon receipt of any writing which reasonably appears to have been signed by the SIS Stockholders' Representative, Datastream, AqSub and any other Person or entity may act upon the same without any further duty of inquiry as to the genuineness of the writing.

      8.4 Successors. If Ms Choy Feng Alice ceases to function in her capacity as the SIS Stockholders' Representative for any reason whatsoever, then a majority of the SIS Stockholders may appoint a successor; provided, however, that if for any reason no successor has been appointed pursuant to the foregoing within thirty (30) days, then Datastream shall have the right but not the obligation to petition a court of competent jurisdiction for appointment of a successor.

      8.5 Effectiveness. The authorizations of the SIS Stockholders' Representative shall be effective until her rights and obligations under this Agreement terminate by virtue of the termination of any and all obligations of the SIS Stockholders to Datastream or AqSub under this Agreement. The SIS Stockholders may not, after the date hereof, terminate the authority of the SIS Stockholders' Representative to act on their behalf hereunder. Any such action shall be void and of no force or effect.

       8.6 Indemnification. The SIS Stockholders' hereby jointly and severally agree to indemnify and hold the SIS Stockholders' Representative harmless for any and all Liability incurred or suffered as a result of the performance of her duties under this Agreement or failure to perform any such duty, except any Liability suffered or incurred as a result of the SIS Stockholders' Representative's gross negligence or willful misconduct.

                               ARTICLE IX
                            NON-COMPETITION

       9.1 Since the SIS Stockholders have obtained and are in possession of confidential information in respect of SIS and its business activities, particularly relating to the Products, the SIS Stockholders hereby agree with Datastream and AqSub that the SIS Stockholders shall be bound by the following restrictions (each of which shall apply whether the relevant activities are carried on with (or whether any of the SIS Stockholder is interested or concerned either solely or jointly with or as manager, adviser, consultant or agent for) any other person, firm or corporation or directly or indirectly including as a shareholder, employee or director of a company:-

          (a) if SIS or any of its Subsidiary shall have obtained any confidential information from any third party under an agreement including restrictions on disclosure known to any of the SIS Stockholders the SIS Stockholders shall not, without SIS's prior consent, at any time infringe such restrictions;

          (b) during a two year period form the date hereof (the "Restriction Period"), none of the SIS Stockholders will be engaged in any business which is similar, related or in any in competition with the business and/or Products of SIS within any country in the Far East and/or the Middle East (the "Prohibited Area").

          (d) during the Restriction Period within the Prohibited Area, the Vendor will not solicit (in competition with SIS or any of its Subsidiary) the custom of any person, firm or company who at any time during the last 5 years before Closing was a customer of SIS or its Subsidiary or who at Closing was negotiating with SIS or its Subsidiary;

          (e) the SIS Stockholders shall not solicit or entice or endeavour to solicit or entice any director, manager or servant of SIS or its Subsidiary whether or not such person would commit any breach of his contract of employment by reason of leaving the service of such company;

          (f)    the SIS Stockholders will not employ any person who
          has (during the last 2   years before Closing  been a
          director, manager or servant of or consultant to SIS or its Subsidiary and who by reason thereof is or may be likely to be in possession of any confidential information relating to SIS or its Subsidiary;

        9.2 While the restrictions aforesaid are considered by the parties to be reasonable in all the circumstances, it is agreed that if such restrictions taken together shall be adjudged to go beyond what is reasonable in all the circumstances for the protection of the confidential information but would be adjudged reasonable if part or parts of the wording thereof were deleted the said restriction shall apply with such words deleted.

     9.3 Each of the SIS Stockholder agrees that, having regard to the facts and matters aforesaid, the restrictive covenants herein contained are reasonable and necessary for the protection of any confidential information relating to SIS or its Subsidiary and the each of the SIS Stockholder hereby agrees that, having regard to those circumstances, those covenants do not work harshly on them respectively.


                     ARTICLE IX GENERAL PROVISIONS

                           GENERAL PROVISIONS

      10.1 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      10.2 Extension; Waiver. At any time prior to the Closing Date, the parties (through a duly authorized officer in the case of a corporate party) may:

            (a) extend the time for the performance of any of the obligations or other acts of the other parties;

            (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement; and

            (c)   waive   compliance  with  any  of  the  agreements  or
conditions contained in this Agreement.

Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of each of the parties.

      10.3 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the other documents referenced herein contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, with respect thereto.

      10.4 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited, or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      10.5 Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by internationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)                     If to Datastream or AqSub, to:

                        Datastream Systems, Inc.
                        50 Datastream Plaza
                        Greenville, South Carolina 29605
                        Attention:  Larry G. Blackwell, Ph.D., P.E.
                        Telephone:  (864) 422-5001
                        Telecopier: (864) 422-5000



                              with a copy to:

                        Hunton & Williams
                        600 Peachtree Street, N.E.
                        Suite 4100
                        Atlanta, Georgia 30308-2216
                        Attention:  B. Lynn Walsh, Esq.
                        Telephone:   (404) 888-4031
                        Telecopier:  (404) 888-4190



 (b)                    If to the SIS Stockholders, to the SIS
                        Stockholders' Representative:

                        Ms Choy Feng Alice
                        c/o 315 Alexandra Road, #05-03
                        Performance Centre
                        Singapore 159944
                        Tel - 65-474 0988
                         Fax -65-474 9788
                         with a copy to:

                        Timothy Ong, Lim & Partners
                        239-B Victoria Street, Bugis Village
                        Singapore 188029

                        Attn : Mr Lim Cheong Peng

                        Tel - 65-334 1838
                        Fax - 65-334 3800


            (b) all such notices and other communications shall be deemed to have been received

                  (i) in the case of personal delivery, on the date of such delivery,

                  (ii) in the case of a telecopy, when the party sending such telecopy shall have confirmed receipt of the communication,

                  (iii) in the case of delivery by
      internationally-recognized overnight courier, on the Business Day following dispatch, and

                  (iv) in the case of mailing, on the third Business Day following such mailing.

      10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      10.8 Benefits; Assignment. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder and shall not be assigned by operation of law or otherwise; provided, however, that Datastream or AqSub may assign all or any portion of the rights hereunder to any Subsidiary of Datastream or AqSub, and the SIS Stockholders shall, upon request, execute any amendment to the Transaction Documents necessary to provide the benefits of this Agreement to any such assignee.

      10.9 Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Singapore as applicable to contracts made and to be performed therein. All disputes between the parties hereto arising under or in connection with this Agreement or any other Transaction Document or further agreements resulting from this Agreement including all disputed claims for breach by any party of any representation, warranty, undertaking or covenant on its part under this Agreement or any other Transaction Document, shall be resolved by arbitration in accordance with the rules of the United Nations Commission on International Trade Law, provided that the parties shall have the right to settle any such dispute in summary proceedings and the right to obtain seizure, and provided, further, that it is the desire of the parties to this
Agreement that such arbitrators undertake their best efforts to complete any such arbitration within one year of the date such arbitration is commenced. The arbitrators shall be fluent in English and the arbitration shall only be conducted in the English language. All pleadings and papers (other than original exhibits) submitted in connection with such arbitration shall only be submitted in the English language. Unless otherwise agreed to by Datastream and AqSub, on the one hand, and the SIS Stockholders, acting through the SIS Stockholders' Representative, on the other hand, the place of arbitration shall be Singapore. The arbitration panel shall consist of three members or, subject to the agreement of the parties, one member. If the panel is to consist of one member, such member shall be chosen by agreement of the parties within 30 days following initiation of the arbitration proceedings or, if the parties are unable to agree within that time, by the United Nations Commission on International Trade Law in a manner consistent with its rules. If the panel is to consist of three members, the first two members shall be chosen by each party and such members shall choose the third member within 30 days following the initiation of the arbitration proceedings. For purposes of this
Section 9.9, the term "party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream and AqSub, on the one hand, and the SIS Stockholders (collectively and as represented by the SIS Stockholders" Representative), on the other hand.

      10.10 Language of Agreement. The original, execution copy or copies of this Agreement, and the Schedules and Exhibits hereto shall be in the English language and such English version shall be the only version used to interpret the provisions thereof. All notices, communications and other documents given or to be given under this Agreement shall be made in the English language.

      10.11 Contractual Currency. The specification of US$/S$ (as the case may be) is of the essence, and such currency shall be the currency of account in the case of all obligations under this Agreement (the "Contractual Currency"). Each payment under this Agreement will be made in the Contractual Currency at the place specified for payment. To the extent permitted by applicable Law any obligations to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency or at any place other than as required therein.

      10.12 Agent for Service. Each of the SIS Stockholders authorizes and appoints the SIS Stockholders' Representative as his agent to receive service of process for any action or proceeding arising out of or relating to this Agreement or any other Transaction Document.

      10.13 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the appropriate Schedule identifies the exception with particularity and describes the relevant facts in detail and makes specific reference to the Section of this
Agreement from which exception is taken. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other items itself). The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

                [Signatures appear on following pages.]

      IN WITNESS WHEREOF, the parties hereto have signed or have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.


DATASTREAM:                               DATASTREAM SYSTEMS, INC.

                                          By: /s/ Daniel H. Christie
                                          ------------------------------------

                                          Title: Chief Financial Officer
                                          ------------------------------------


AQSUB:                                    SIKASSO PTE LTD

                                          By: /s/ Nathan C Clement
                                          ------------------------------------

                                           Title: Managing Director
                                           -----------------------------------




SIS STOCKHOLDERS:                         /s/Lim Bian San
-----------------------------------------------------------------------------
                                          Lim Bian San

                                          /s/ Ng Kee Chan
                                          ------------------------------------
                                          Ng Kee Chan

                                          /s/ Lim Bian San, by power of attorney
                                          --------------------------------------
                                          Choy Feng Alice

                                          /s/ Philip John Waugh
                                          ------------------------------------
                                          Philip John Waugh




Accepted by:
SIS STOCKHOLDERS'
REPRESENTATIVE:                           /s/ Lim Bian San, by power of attorney
--------------------------------------------------------------------------------

                   Schedule 2.2


          ----------------------------------------------------------
          No:     Shareholder        Type of shares     Number of
                                                         shares
          ----------------------------------------------------------
           1        Lim Bian San        Ordinary          643,484
          ----------------------------------------------------------
           2        Ng Kee Chan         Ordinary          164,362
          ----------------------------------------------------------
           3        Alice Feng          Ordinary          142,154
          ----------------------------------------------------------
           4        Philip John Waugh   Ordinary           50,000
          ----------------------------------------------------------
           5        Lim Bian San        Preference         53,000
          ----------------------------------------------------------


          ----------------------------------------------------------
          No:     Shareholder     Equity Component   Cash Component
          ----------------------------------------------------------
           1 Lim Bian San                   20%            80%
          ----------------------------------------------------------
           2 Ng Kee Chan                    45%            55%
          ----------------------------------------------------------
           3 Alice Feng                     50%            50%
          ----------------------------------------------------------
           4 Philip John Waugh              50%            50%
          ----------------------------------------------------------

          ---------------------------------------------------------------------
          No:     Shareholder     Cash Component -   Number of    No. of escrow
                                  US$                shares         shares
          ---------------------------------------------------------------------
          1 Lim Bian San          3,357,164         19,025           19,025
          ---------------------------------------------------------------------
          2 Ng Kee Chan             540,409         19,438            4,860
          ---------------------------------------------------------------------
          3 Alice Feng              513,108         14,710            4,203
          ---------------------------------------------------------------------
          4 Philip John Waugh       164,410          4,913            1,478
          ---------------------------------------------------------------------
                  TOTAL           4,575,091         58,086           29,566
          ---------------------------------------------------------------------

EXHIBIT  4.1

                            ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made as of June 16, 1998, by and among Datastream Systems, Inc., a corporation organized and existing under the laws of the State of Delaware ("Datastream"), Sikasso Pte Ltd, a corporation organized and existing under the laws of the Republic of Singapore ("AqSub"), the stockholders of Strategic Information Systems Pte Ltd., a corporation organized and existing under the laws of the Republic of Singapore] ("SIS"), listed on the signature pages hereto (the "SIS Stockholders"), and Hunton & Williams of Nationsbank Plaza-Suite 4100, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216 as escrow agent (the "Escrow Agent").
                                RECITALS

WHEREAS, Datastream, AqSub and the SIS Stockholders have entered into that certain Share Purchase Agreement dated as of June 16, 1998 (the "Share Purchase Agreement"), providing for the acquisition of SIS by AqSub through the purchase of all of the ordinary capital stock of SIS outstanding on the Closing Date (the "Transaction");
WHEREAS,   pursuant   to  the  Share   Purchase   Agreement,   the  SIS
Stockholders are entitled to receive, at the Closing of the Transaction, an aggregate of 88,652 shares of Datastream Common Stock as a portion of the consideration for such Transaction;
WHEREAS, the Share Purchase Agreement provides that 29,566 shares of Datastream Common Stock (the "Escrow Shares") of such 88,652 shares shall be delivered to the Escrow Agent as security for the representations, warranties, covenants and agreements made by the SIS Stockholders in the Share Purchase Agreement, and shall be placed and held in escrow (the "Escrow") pursuant to the terms and conditions specified therein and herein;
WHEREAS, the respective number of Escrow Shares being placed in Escrow by each of the SIS Stockholders is set forth on Schedule 2.2 to the Share Purchase Agreement;
WHEREAS, the execution and delivery by the SIS Stockholders of this Agreement is a condition precedent to the obligations of Datastream and AqSub to effect the Transaction under the Share Purchase Agreement; and
WHEREAS, Hunton & Williams is willing to accept delivery of the Escrow Shares from the SIS Stockholders and to hold and release such Escrow Shares in accordance with the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
                          TERMS AND CONDITIONS

10.                              Definitions.
      (a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement.

      (b) As used herein, the term "Escrow Shares" includes the 29,566 shares of Datastream Common Stock deposited in Escrow hereunder, any shares of Datastream Common Stock issued by Datastream during the term of the Escrow in payment of stock dividends or stock splits with respect to the shares of Datastream Common Stock deposited pursuant to this Agreement, and any shares of capital stock of Datastream or any entity acquiring or succeeding to the business of Datastream through a business combination or otherwise which are issued in exchange for the Escrow Shares, but shall not include any shares released from the Escrow pursuant to the provisions hereof.

      (c) As used herein, the term "Transfer Agent" shall mean First Union National Bank, a bank organized in the United States of America and headquartered in Charlotte, North Carolina.

      (d) "Fair Market Value" shall mean the average of the closing sale price for one (1) share of Datastream Common Stock as quoted on the Nasdaq National Market (or such other principal exchange or market upon which shares of Datastream Common Stock are traded at such time) for the ten (10) days preceding the date of receipt of a Notice of Claim (if a Notice of Dispute is not thereafter timely received with respect to such Notice of Claim), Notice of Settlement or Order by the Escrow Agent.

11.                      Appointment of Escrow Agent.
Datastream  and the  SIS  Stockholders  hereby  designate  and  appoint
Hunton & Williams to serve as Escrow Agent hereunder, and Hunton & Williams hereby accepts such designation and appointment upon the terms, conditions and provisions of this Agreement.
12.                       Deposit with Escrow Agent.
At the  Closing  on even  date  herewith,  each  SIS  Stockholder  will deliver to and deposit with the Escrow Agent stock certificates representing the Escrow Shares, together with a duly executed power of attorney substantially in the form attached hereto as Exhibit A (the "Power of Attorney"), appointing the Escrow Agent as such SIS Stockholder's attorney-in-fact for the purpose of executing and delivering the stock powers and instructions necessary to effect the distributions contemplated by this Agreement and the Escrow Agent shall retain the Escrow Shares in its safe custody. The SIS Stockholders will allow the Escrow Shares to remain in Escrow with the Escrow Agent and will not withdraw or attempt to withdraw the same from the Escrow except as herein provided.
13.            Escrow Shares; Voting Rights and Cash Dividends.
Upon receipt of the Escrow Shares, the Escrow Agent shall hold the same in accordance with the terms hereof. The Escrow Shares shall be held in Escrow until delivered to the SIS Stockholders, Datastream or both pursuant to the terms hereof. For so long as the Escrow Agent is acting in such capacity with respect to Escrow Shares held hereunder, the Escrow Agent hereby gives each SIS Stockholder a power of attorney giving each SIS Stockholder the sole right to vote or direct the voting of his Escrow Shares and the right to receive all cash dividends declared by the Company with respect thereto.

14.                           Purpose of Escrow.
The Escrow is being established for the purpose of providing a non-exclusive fund for recovery by Datastream and/or AqSub, subject to the terms of the Share Purchase Agreement, for any Claim or Liability incurred by Datastream and/or AqSub after the Closing as a result of any breach of a representation, warranty, covenant or agreement or other breach of the Share Purchase Agreement by the SIS Stockholders in connection with the Share Purchase Agreement, the Transaction or in connection with the delivery of any certificates, agreements or other documents required to be delivered under the terms of the Share Purchase Agreement.
15.                       Valuation of Escrow Shares.
      (a) For the purposes of this Agreement and all notices and distributions contemplated hereby, each of the Escrow Shares shall have a value equal to the Fair Market Value, subject to appropriate mathematical adjustment for stock splits or reverse stock splits, if any, declared by Datastream during the term of the Escrow.

      (b) The number of Escrow Shares to be retained by the Escrow Agent after the settlement or compromise of a Claim against the Escrow or released to Datastream in payment of a Claim against the Escrow shall be determined by dividing the dollar amount of such Claim (the dollar amount being calculated, if necessary, based on an exchange rate between the U.S. Dollar and the Singapore Dollar within five business
(5) days of the date of payment) by the Fair Market Value, and rounding the number so obtained down to the nearest whole number.

      (c) No fractional share shall be issued or released in connection with the payment of a Claim against the Escrow and the amount of any such Claim as to which a fractional share would otherwise be disbursed shall be disregarded by the Escrow Agent.

16.                       Retention of Escrow Shares.
Subject to the provisions of Section 8 of this Agreement, the Escrow Agent shall hold all Escrow Shares deposited with it pending the receipt by the Escrow Agent from time to time of:
      (a) One or more written notices of a Claim against the Escrow in the form specified in Section 16(b) of this Agreement (each a "Notice of Claim");

      (b) One or more written notices of the settlement of a disputed Claim against the Escrow in the form specified in Section 16(c) of this Agreement (each a "Notice of Settlement"); or

      (c) A decision of an arbitration panel directing the release of some or all of the Escrow Shares in accordance with the provisions of
Section 10.9 of the Share Purchase Agreement (an "Order").

17.                            Claim Procedure.
      (a) In the event that the Escrow Agent receives a Notice of Claim from Datastream, the Escrow Agent shall notify the SIS Stockholders' Representative of the receipt of such Notice of Claim within five (5) Business Days of such receipt by sending a copy of the

Notice of Claim marked to show the date of receipt by the Escrow Agent to the SIS Stockholders' Representative. If the SIS Stockholders wish to dispute the Claim against the Escrow contained in the Notice of Claim, the SIS Stockholders' Representative shall send a notice to the Escrow Agent that the SIS Stockholders dispute the Claim against the Escrow in the form specified in Section 16(d) of this Agreement (a "Notice of Dispute"). Such Notice of Dispute must be received by the Escrow Agent within twenty (20) days after the receipt by the Escrow Agent of the Notice of Claim.

      (b) If the Escrow Agent receives a Notice of Dispute from the SIS Stockholders' Representative within twenty (20) days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall not release Escrow Shares subject to such Notice of Claim and Notice of Dispute until the Escrow Agent receives a Notice of Settlement or an Order directing the Escrow Agent to cause the delivery of all or a specified portion of the Escrow Shares to the appropriate party or parties. Upon receipt of such Notice of Settlement or Order, the Escrow Agent shall distribute, as soon as practicable, the number of Escrow Shares specified therein in accordance with the directions contained therein and the provisions of Sections 6, 10 and 11 of this Agreement.

      (c) If the Escrow Agent does not receive a Notice of Dispute from the SIS Stockholders' Representative within twenty (20) days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall release to Datastream, as soon as practicable, the number of Escrow Shares required to pay the Claim specified in the Notice of Claim at the Fair Market Value (as determined pursuant to Section 6 of this Agreement) in accordance with Section 10 of this Agreement.

      (d)   Notwithstanding  the  receipt  or  existence  of one or more
Notices of Dispute, the Escrow Agent shall release the appropriate number of Escrow Shares required to pay a Claim specified in a Notice of Claim for which no Notice of Dispute has been timely received.

      (e) The Escrow Agent shall release Escrow Shares from the Escrow Shares registered in each SIS Stockholder's name pro rata in accordance with the percentages set forth in Schedule 2.2 to the Share Purchase Agreement.

18.                Termination and Release of Escrow Shares.
      (a) This Agreement, except for the provisions in Sections 12, 13 and 15 relating to the performance, liability and indemnification of the Escrow Agent and except as set forth in subsection (b) below, shall terminate:

            (1) on 28 February 1999 (the "Initial Termination Date") unless the Escrow Agent shall have received:

            (i) any Notice of Claim for which the twenty (20) day period for filing a Notice of Dispute shall not have expired (an "Outstanding Notice of Claim"); or

            (ii) any Notice of Claim for which a timely Notice of Dispute shall have been received by the Escrow Agent for which the Escrow Agent shall not have received a Notice of Settlement or an Order (an "Outstanding Notice of Dispute").

            (2) In the event that on the Initial Termination Date the Escrow Agent shall be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, this Agreement shall remain in effect and the Escrow Agent shall release, as soon as practicable, to the SIS Stockholders the number of Escrow Shares then held by the Escrow Agent in excess of the number of Escrow Shares then subject to any Outstanding Notice of Claim, any Outstanding Notice of Dispute or any Notice of Pending Arbitration, such number to be determined in accordance with Section 6 hereof. This Agreement shall thereafter terminate at the time that the Escrow Agent shall have released all of the Escrow Shares in accordance with the terms of this Agreement.

      (c) If in the event that on the Initial Termination Date the Escrow Agent shall not be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, the Escrow Agent shall release, as soon as practicable, the number of Escrow Shares then held to the SIS Stockholders.

19.            Manner of Release of Escrow Shares to Datastream.
Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to Datastream, the Escrow Agent shall present to the Transfer Agent for transfer the following:
      (a)   Stock certificates representing the Escrow Shares;

      (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant to Section 3 of this Agreement;

      (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, together with evidence of the authority of the officer acting on behalf of the Escrow Agent; and

      (d)   Written instructions to the Transfer Agent to:

            (i) reissue a stock certificate registered in the name of Datastream and representing the number of Escrow Shares to be released to Datastream and deliver the same to Datastream; and

            (ii) reissue stock certificates, registered in the names of each of the SIS Stockholders representing the balance of such SIS Stockholder's Escrow Shares and deliver the same to the Escrow Agent.

20. Manner of Release of the Escrow Shares to the SIS Stockholders. Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to the SIS Stockholders, the Escrow Agent shall present to the Transfer Agent for transfer the following:

      (a)   Stock certificates representing the Escrow Shares;

      (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant to Section 3 of this Agreement;

      (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, with evidence of the authority of the officer acting on behalf of the Escrow Agent; and

      (d)   Written instructions to the Transfer Agent to:

            (i) reissue stock certificates registered in the names of each of the SIS Stockholders representing the number of Escrow Shares to be released to each SIS Stockholder in accordance with the percentages set forth in Schedule 2.2 to the Share Purchase Agreement;

            (ii) reissue stock certificates registered in the names of each of the SIS Stockholders representing the balance of such SIS Stockholder's Escrow Shares; and

            (iii) deliver the stock certificates representing the Escrow Shares to be released to the SIS Stockholders to the SIS
Stockholder's Representative and deliver the stock certificates representing the balance of each of the SIS Stockholder's Escrow Shares to the Escrow Agent.

21.                       Agreement of Escrow Agent.
The Escrow Agent hereby acknowledges receipt of the Escrow Shares and the Powers of Attorney, and agrees hold the same in Escrow in accordance with the terms of this Agreement and not to permit any withdrawal thereof except under the terms of this Agreement. The Escrow Agent shall be responsible only for the safekeeping of the Escrow Shares and the distribution or delivery thereof in accordance with the terms of this Agreement. The Escrow Agent shall not be responsible for the authenticity or accuracy of any documents or stock certificates, or the sufficiency of the Escrow Shares and the Powers of Attorney to make the distributions required herein.
22.                      Performance by Escrow Agent.
The parties to this Agreement agree as follows:
      (a) In performing any of its duties under this Agreement, or upon the claimed failure to perform its duties hereunder, the Escrow Agent shall not be liable to any party for any damages, losses or expenses which may be incurred as a result of the Escrow Agent so acting or failing to act, except the failure by the Escrow Agent to give notice to the SIS Stockholders' Representative of receipt by the Escrow Agent of a Notice of Claim.

      (b) The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Share Purchase Agreement or any other agreement by and among Datastream, AqSub, SIS and the SIS Stockholders.

      (c) The Escrow Agent shall not be responsible or liable in any manner whatsoever for the performance of or by Datastream, AqSub, SIS and the SIS Stockholders of their respective obligations under this Agreement, nor shall the Escrow Agent be responsible or liable in any manner whatsoever for the failure of any third party to honor any of the provisions of this Agreement.

      (d) The parties hereto represent to the Escrow Agent that they are authorized to enter into the Escrow Agreement by their duly authorized representatives and that the Escrow Agent is entitled to rely on this representation without the need to confirm the authority of the representatives.

      (e) The duties and obligations of the Escrow Agent shall be limited to and determined solely by the express provisions of this Agreement and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including any agreements or documents which may be related to, referred to in, or deposited with the Escrow Agent in connection with this Agreement.

      (f) The Escrow Agent shall be entitled to rely upon and shall be protected in acting in reliance upon any notice submitted to it in connection with its duties under this Escrow Agreement in the appropriate form as set forth in Section 16 of this Agreement, which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties.

      (g) The Escrow Agent shall be entitled to consult with counsel of its own selection and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent in respect of any action taken or omitted by the Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

      (h) The Escrow Agent shall have the right to resign at any time and for any reason, and shall be discharged of its duties as Escrow Agent hereunder by giving written notice of its resignation to the parties hereto at least twenty (20) Business Days prior to the date specified for such resignation to take effect. All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to deliver the Escrow Shares to a successor escrow agent to be appointed by the parties hereto, together with the Powers of Attorney previously delivered to the Escrow Agent pursuant to Section 3 hereof, whereupon such successor escrow agent shall assume all of the rights and obligations of, and be deemed to be for all purposes, the Escrow Agent hereunder.

23.                          Fees of Escrow Agent.
For its services hereunder (which shall include receipt and return or release of the Escrow Shares in the manner contemplated herein), the Escrow Agent shall receive compensation in accordance with its normal fee schedule. Datastream shall be responsible for such compensation unless the SIS Stockholders request that a successor escrow agent be appointed, in which case Datastream and the SIS Stockholders (jointly and severally) shall be equally responsible for such successor escrow agent's compensation.

24.                            Indemnification.
      (a) Each of Datastream, on the one hand, and the SIS Stockholders, on the other hand, agree to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses (including reasonable attorneys fees and expenses) that may arise out of or in connection with the Escrow Agent's good faith acceptance of, or good faith performance of, its duties and obligations under this Agreement.

      (b) The Escrow Agent shall be under no duty to institute any suit or to take any remedial procedures under this Agreement or to enter any appearance or in any way defend any suit in which it is made a defendant hereunder until it shall be indemnified as provided above.

      (c) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or receives instructions with respect to the Escrow Shares which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this Escrow Agreement (except for the safekeeping of the Escrow Shares) until the resolution of such uncertainty or conflicting instructions to the Escrow Agent's sole satisfaction by final judgment of a court of competent jurisdiction, joint written instructions from all of the other parties hereto, or otherwise.
      (d) In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this Agreement or the Escrow Shares, the Escrow Agent shall not be required to determine the proper disposition of such controversy or the proper disposition of the Escrow Shares and shall have the absolute right, in its sole discretion, to hold the Escrow Shares subject to such dispute until it receives an Order directing the release of some or all of the Escrow Shares.

25.                        Instructions and Notices.
      (a) In executing and performing its duties hereunder, the Escrow Agent shall be entitled to rely upon instructions of Datastream and the SIS Stockholders' Representative. Any instructions or orders given to the Escrow Agent pursuant to this Agreement shall be irrevocable. Any notice, payment, demand, instruction or communication required or permitted to be given by this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes on the date on which the same was sent if transmitted via confirmed facsimile with a copy thereof sent by reputable, guaranteed delivery service, shipping charges prepaid, to the appropriate party at the facsimile number and address stated below:

If to Datastream:       Datastream Systems, Inc.
                        50 Datastream Plaza
                        Greenville, South Carolina 29067
                        Attn:  Larry G. Blackwell, Ph.D., P.E.
                        Facsimile:  (864) 422-5000

with a copy to:         Hunton & Williams
                        600 Peachtree Street, NE
                        Suite 4100
                        Atlanta, Georgia 30308
                        Attn: B. Lynn Walsh, Esq.
                        Facsimile: (404) 888-4031

and to:                 Alban Tay Mahtani & DeSilva
                        39 Robinson Road #07-01
                        Robinson Point
                        Singapore 068911
                        Attn: Mr Tay Beng Chai/ Mr Edmund Chin
                        Facsimile: (65) 225-5228

If to the SIS Stockholders:   Ms Choy Feng Alice
                        (SIS Stockholders' Representative)
                        c/o 315 Alexandra Road, #05-03
                        Performance Centre
                        Singapore 159944
                        Facsimile : (65) 474 9788

with a copy to:         Timothy Ong, Lim & Partners
                        39-B Victoria Street
                        Bugis Village
                        Singapore 188029
                        Attn : Mr Lim Cheong Peng
                        Facsimile :(65) 334 3800

If to the Escrow Agent: Hunton & Williams
                        600 Peachtree Street, NE
                        Suite 4100
                        Atlanta, Georgia 30308
                        Attn : B. Lynn Walsh, Esq.
                        Facsimile : (404) 888 4031

Any party hereto may change its address for purposes of notice by giving notice of such change to the other parties hereto in the manner specified herein.

      (b) A Notice of Claim shall specify the amount of the Claim against the Escrow, expressed in US Dollars, the number of Escrow Shares required to pay the Claim determined in accordance with Section 6 of this Agreement (based on the Fair Market Value as of the date of the Notice of Claim, but subject to variance based on market fluctuation prior to the payment of the Claim), and a statement describing the nature and grounds of the Claim, specifying the section of the Share Purchase Agreement to which such Claim pertains (if applicable), and setting forth the aggregate amount of all Claims for which Datastream is seeking or has sought indemnification from the SIS Stockholders. Any Notice of Claim shall be prepared, executed and delivered to the Escrow Agent by Datastream or its legal counsel.

      (c) A Notice of Settlement shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount, in US Dollars, of the Claim against the Escrow, and shall specify the Notice of Dispute to which it relates by indicating the date of such Notice of Dispute. The Notice of Settlement shall contain a brief description of the resolution of the claim and dispute and shall include instructions to the Escrow Agent specifying the number of Escrow Shares to be released and to which party such Escrow Shares are to be released. Each Notice of Settlement must be signed by both an authorized officer of Datastream and the SIS Stockholders' Representative acting on behalf of the SIS Stockholders.

      (d) A Notice of Dispute shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount, in US Dollars, of the Claim against the Escrow, and shall also indicate in reasonable detail the basis for the dispute of the Notice of Claim. The Notice of Dispute shall be executed on behalf of the SIS Stockholders by the SIS Stockholders' Representative and delivered to the Escrow Agent.

      (e) Copies of all the notices described in the above subsections of this Section 16 shall also be sent to each of the persons listed in Section 16(a) at the respective addresses listed therein.

      (f) As noted in Section 7.9(b) of the Share Purchase Agreement, the parties to this Agreement understand and agree that the Escrow is not the exclusive source for indemnification pursuant to the Share Purchase Agreement and that such Escrow in no way limits the amount of Claims that may be made pursuant to the Share Purchase Agreement.

26.                             Governing Law.
This Agreement shall be governed by and construed in accordance with the laws of the Republic of Singapore. Notwithstanding the foregoing, Datastream and each of the SIS Stockholders agree, and the Escrow Agent acknowledges, that all disputes between the parties hereto arising under or in connection with this Agreement, to the extent such disputes relate to a Claim or Liability arising under the Stock Purchase Agreement, shall be resolved in accordance with the provisions of Section 10.9 of the Share Purchase Agreement.

27.                              Modification.
No modification or amendment to this Agreement shall be valid unless it is in writing and signed by all of the parties hereto.
28.                                Headings.
The headings in this Agreement are intended to be for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
29.                              Severability.
Each provision of this Agreement is intended to be severable. If any section or provision is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or enforcement of the remainder of this Agreement.
30.                             Sole Agreement.
This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof, which is the escrow arrangements pertaining to the Share Purchase Agreement.
31.                              Counterparts.
This Agreement and any amendment hereto may be executed by the parties in two or more counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed as and shall constitute one and the same agreement.
              [Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first written above.

DATASTREAM:                   DATASTREAM SYSTEMS, INC.

                                    By: /s/ Daniel H. Christie
                                    --------------------------

                                    Title: Chief Financial Officer
                                    ------------------------------





AQSUB:                              SIKASSO PTE LTD

                                    By: /s/ Nathan C. Clement
                                    -------------------------

                                    Title: Managing Director
                                    ------------------------





ESCROW AGENT:                       /s/ B. Lynn Walsh, Partner
--------------------------------------------------------------
                                    Hunton & Williams





                [Signatures continue on following page.]

SIS STOCKHOLDERS:                   /s/ Lim Bian San, by power of attorney
--------------------------------------------------------------------------
                                    Choy Feng Alice



                                    /s/ Ng Kee Chan
                                    ------------------------------
                                    Ng Kee Chan



                                    /s/ Lim Bian San
                                    ------------------------------
                                    Lim Bian San



                                    /s/ Philip John Waugh
                                    ------------------------------------
                                    Philip John Waugh








Accepted by:
SIS STOCKHOLDERS'
REPRESENTATIVE:                    /s/ Lim Bian San, by power of attorney
-------------------------------------------------------------------------
                                    Choy Feng Alice